SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Investors Mark Series Fund, Inc.
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               (Name of Registrant as Specified In Its Charter)





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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5) Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

         ---------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3) Filing Party:

         ---------------------------------------------------------------


     4) Date Filed:
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                     Investors Mark Series Fund, Inc.


February 18, 2003


Dear Contract Owner:

The attached Proxy Statement describes important shareholder proposals relating to the planned acquisition of Jones & Babson, Inc., an affiliate of Investors Mark Advisor, LLC, the investment adviser to Investors Mark Series Fund, Inc. (the "Fund"), by RBC Dain Rauscher Corp. The Investment Company Act of 1940 requires a vote whenever there is a change in ownership of an investment company's adviser. The acquisition of Jones & Babson, Inc. will result in a change of ownership of Investors Mark Advisor, LLC, and the termination of the existing advisory agreement for the Fund. Therefore, you are now being asked to approve a new investment advisory agreement between Investors Mark Advisor, LLC and the Fund.

The acquisition of Investors Mark Advisor, LLC should not affect you as a Contract Owner, as the Fund is expected to continue receiving the same level and quality of management expertise and services.

As a result of the ownership change, the Sub-Advisory Agreements by which sub-advisory services are provided to the Fund will terminate automatically when the advisory agreement terminates. Therefore, shareholder approval of new Sub-Advisory Agreements is also required.

The other proposal that you are being asked to approve is the election of a Board of Directors for the Fund.

The Board of Directors has scheduled a Special Meeting of Shareholders to be held on March 28, 2003 at which you are being asked to approve the proposals described above. We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on these important issues.

A Questions and Answers section is provided at the beginning of the Proxy Statement to address various questions that you may have about the proposals being considered, the voting process and the shareholder meeting generally. We urge you to confirm the Board's recommendations by voting FOR these proposals. You may vote by mail or in person.

Thank you for your continued support of the Fund. If you should have any questions regarding the proxy material, please call the Fund's toll-free number,
(800) 262-6001, and ask to speak with a representative, who will be happy to help you.

Sincerely,


Stephen S. Soden


                           Investors Mark Series Fund, Inc.


                    Notice of Special Meeting of Shareholders
                         to be held March 28, 2003

To the Contract Owners:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Investors Mark Series Fund, Inc. (the "Fund") will be held at the Fund's principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 28, 2003, at 2:00 p.m., local time. The Fund consists of the Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio, Money Market Portfolio, Global Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Equity Portfolio, Growth & Income Portfolio, Balanced Portfolio and Large Cap Value Portfolio (each a "Portfolio" and together the "Portfolios").

The Special Meeting is being held so that shareholders may consider and vote on the following proposals affecting their Portfolio(s), as fully described in the attached Proxy Statement.


FOR ALL PORTFOLIOS:
-------------------

1. To elect eight Directors for the Fund to hold office until their successors are duly elected and qualified or until their earlier resignation or removal;

2. To approve a New Investment Advisory Agreement between the Fund on behalf of each Portfolio and Investors Mark Advisor, LLC;


FOR THE SMALL CAP EQUITY PORTFOLIO AND LARGE CAP GROWTH PORTFOLIO ONLY:
-----------------------------------------------------------------------

3.(a)To approve a New Sub-Advisory  Agreement  between  Investors Mark Advisor,
     LLC and Stein Roe & Farnham, Incorporated;

FOR THE MONEY MARKET PORTFOLIO, INTERMEDIATE FIXED INCOME PORTFOLIO, MID CAP EQUITY PORTFOLIO AND GLOBAL FIXED INCOME PORTFOLIO ONLY:
--------------------------------------------------------------------------------

3.(b)To approve a New Sub-Advisory  Agreement  between  Investors Mark Advisor,
     LLC and Standish Mellon Asset Management Company LLC;

FOR THE GROWTH & INCOME PORTFOLIO ONLY:
----------------------------------------------

3.(c)To approve a New Sub-Advisory  Agreement  between  Investors Mark Advisor,
     LLC and Lord, Abbett & Co. LLC;

FOR THE BALANCED PORTFOLIO ONLY:
--------------------------------

3.(d)To approve a New Sub-Advisory  Agreement  between  Investors Mark Advisor,
     LLC and Kornitzer Capital Management, Inc.;

FOR THE LARGE CAP VALUE PORTFOLIO ONLY:
---------------------------------------

3.(e)To approve a New Sub-Advisory  Agreement  between  Investors Mark Advisor,
     LLC and David L. Babson & Company Inc.

FOR ALL PORTFOLIOS:
-------------------

4. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003. These proxy materials were first mailed to variable contract owners on or about February 18, 2003.

As described further in the Proxy Statement, the principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact by Directors, officers and regular employees of management.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, please complete, date and sign each enclosed Proxy Ballot and mail it promptly in the enclosed envelope to assure representation of your interest.


                              By Order of the Board of Directors


                              Martin A. Cramer
                              Secretary



February 18, 2003
Kansas City, Missouri


                                       PROXY STATEMENT

                                      TABLE OF CONTENTS

                                                                            Page


Questions and Answers...............................................          i
Proposal 1: Election of Directors...................................          4
Proposal 2: Approval of New Investment Advisory Agreement...........          9
Proposal 3: Approval of New Sub-Advisory Agreements.................         15
Proposal 4: Other Business..........................................         17
Additional Information..............................................         17
Exhibits   Current Investment Advisory Agreement....................        A-1
           Form of Proposed New Investment Advisory Agreement.......        B-1
           Form of Proposed New Sub-Advisory Agreements.............        C-1


QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage  you to read the attached  Proxy  Statement in full.  However,  the
following   questions  and  answers   represent  some  typical   questions  that
shareholders might have regarding this proxy.

Q: WHY AM I BEING SENT THIS PROXY?

A: You, as the owner of a variable contract, are receiving this proxy because you have the right under current interpretations of the law to provide voting instructions on the important proposals concerning your investment in one or more Portfolios of the Fund.


Q:  WHY AM I BEING  ASKED  TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  ADVISORY
    AGREEMENT?

A: The Fund is registered under the Investment Company Act of 1940, as amended
   (the "1940 Act"), which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a significant change in ownership. This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons that manage their fund. The acquisition of Jones & Babson, Inc., an affiliate of Investors Mark Advisor, LLC, the Fund's investment adviser, by RBC Dain Rauscher Corp. ("RBC Dain") will result in a change of ownership of Investors Mark Advisor, LLC and therefore requires approval by shareholders of each Portfolio of a New Investment Advisory Agreement between the Fund on behalf of each Portfolio and Investors Mark Advisor, LLC. Details of the change of ownership are contained in the Proxy Statement. The material differences between the Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement are described in the Proxy Statement. Your approval of the New Investment Advisory Agreement is not expected to change the level, nature or quality of services provided to the Fund.

Q: WILL THERE BE ANY CHANGES IN THE MANAGEMENT OF THE FUND IN CONNECTION WITH
   THE CHANGE IN CONTROL OF INVESTORS MARK ADVISOR, LLC?

A: No. Investors Mark Advisor, LLC will continue to manage the Fund after the change in ownership takes place, and it is also anticipated that the current sub-advisers will remain in place. The Fund is expected to continue receiving the same level and quality of management expertise and services as it does now.

Q: WHY AM I BEING ASKED TO APPROVE THE PROPOSED NEW SUB-ADVISORY AGREEMENT?

A: Each Portfolio's Sub-Advisory Agreement provides that it terminates automatically if the advisory agreement with Investors Mark Advisor, LLC terminates. Because RBC Dain's acquisition of Jones & Babson, Inc., the parent company of Investors Mark Advisor, LLC, will cause the termination of the Investment Advisory Agreement, shareholder approval of a New Sub-Advisory Agreement for each Portfolio is required. The Current Sub-Advisory Agreements and the proposed New Sub-Advisory Agreements are the same in all material respects except for the dates of execution, effectiveness and termination. Your approval of a New Sub-Advisory Agreement for your Portfolio will not increase the sub-advisory fees of the Portfolio or change the level, nature or quality of services provided to the Portfolio.

Q: WHAT ELSE AM I BEING ASKED TO APPROVE?

A: You are being asked to elect a Board of Directors of the Fund.

Q: HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A: After careful consideration, the Board of Directors unanimously recommends that you vote in favor of, or FOR, each proposal on the enclosed Proxy Ballot.

Q: WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record at the close of business on January 17, 2003, are entitled to vote at the Special Meeting or any adjournment thereof. Each share or fractional share of record of a Portfolio is entitled to one vote or a fractional vote on each matter presented at the Special Meeting that pertains to that Portfolio or to the Fund as a whole.


Q: WHOM DO I CALL FOR MORE INFORMATION?

A: Please call the Fund at (800) 262-6001 for additional information. You can provide voting instructions in one of two ways:

  By Mail: Use the enclosed Proxy Ballot to record your vote for each proposal, then return the card in the postpaid envelope provided.

  In Person: By attending the Special Meeting and providing voting instructions.

Q: WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO APPROVE THE PROPOSALS?

A: Your voting instructions are important. If we do not receive your vote after several weeks, you may be contacted by officers of the Fund or its adviser, who will remind you to provide us with your voting instructions. If we don't receive sufficient votes to approve the proposals by the date of the Special Meeting, we may adjourn the Special Meeting to a later date so that we can continue to seek more votes.


                                 Proxy Statement
                         Special Meeting of Shareholders
                                 March 28, 2003


This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of Investors Mark Series Fund, Inc. (the "Fund"), by and on behalf of the Board of Directors of the Fund. The Fund is a corporation organized under the laws of the State of Maryland. The Fund consists of the Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio, Money Market Portfolio, Global Fixed Income Portfolio, Large Cap Growth Portfolio, Small Cap Equity Portfolio, Growth & Income Portfolio, Balanced Portfolio and Large Cap Value Portfolio (each a "Portfolio" and together the "Portfolios").

The proxies are intended for use at a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held at the Fund's principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 28, 2003, at 2:00 p.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice.

The Fund was established to be used exclusively as the underlying investment for certain variable life insurance and variable annuity contracts ("Variable Contracts") offered by certain participating life insurance companies through their separate accounts. Shares of each Portfolio are owned by Business Men's Assurance Company of America ("BMA") and by Fidelity Security Life Insurance Company (collectively, the "Insurance Companies"), their separate accounts and by affiliates of BMA. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), the Insurance Companies will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Special Meeting. All shares of the Portfolios will be voted by the Insurance Companies in accordance with voting instructions received from such Variable Contract owners. The Insurance Companies will vote all of the shares that they are entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including shares which are attributable to the Insurance Companies' interests in the Fund. Affiliates of BMA owning shares in the Fund will vote those shares in accordance with the recommendations of management of the Fund.

Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted. Shares that represent interests in a particular Portfolio vote separately on those matters that pertain only to that Portfolio. These matters are Proposals 2 and 3, and as appropriate, any other business which may properly come before the Special Meeting.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT, SIGN AND DATE THE BALLOT AND RETURN IT IN THE ENVELOPE PROVIDED.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, your interests still held at that time will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by:
(1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated Proxy Ballot that is received by the Fund at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

In the event that a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's latest Annual Report to Shareholders, which includes audited financial statements for the year ended December 31, 2001, and the Fund's latest Semi-Annual Report to Shareholders, which includes unaudited financial statements for the period ended June 30, 2002, are available free of charge. To obtain copies of one or both of these reports, please call the Fund toll-free at (800) 262-6001, or in the Kansas City area at (816) 751-5900, or you may send a written request to the Fund, P.O. Box 219757, Kansas City, MO 64121-9757.

YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT THE FUND BY CALLING MARTIN A. CRAMER TOLL-FREE AT (800) 262-6001. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN RETURNING YOUR PROXY BALLOT PROMPTLY.


                               PROXY SUMMARY TABLE

The proposals to be voted on by Shareholders are as follows:

                     Proposals                                              Portfolio(s) to Which Each Proposal Applies


1. Election of eight Directors for the Fund to hold office  until                   ALL PORTFOLIOS
their successors are duly elected and qualified or until their earlier resignation or removal.


2. Approval of a New Investment Advisory  Agreement between the                     ALL PORTFOLIOS
Fund on behalf of each Portfolio and Investors Mark Advisor, LLC


3.a. Approval of a New Sub-Advisory Agreement  between                              SMALL CAP EQUITY PORTFOLIO
Investors Mark Advisor, LLC and Stein Roe & Farnham,                                LARGE CAP GROWTH PORTFOLIO
Incorporated.


3.b. Approval of a New Sub-Advisory Agreement  between                              MONEY MARKET PORTFOLIO
Investors Mark Advisor, LLC and Standish                                            INTERMEDIATE FIXED INCOME PORTFOLIO
Mellon Asset Management Company LLC.                                                MID CAP EQUITY PORTFOLIO
                                                                                    GLOBAL FIXED INCOME PORTFOLIO

3.c. Approval of a New Sub-Advisory Agreement between                               GROWTH & INCOME PORTFOLIO
Investors Mark Advisor, LLC and Lord, Abbett & Co. LLC.

3.d. Approval of a New Sub-Advisory Agreement between                               BALANCED PORTFOLIO
Investors Mark Advisor, LLC and Kornitzer Capital Management, Inc.

3.e. Approval of a New Sub-Advisory Agreement between                               LARGE CAP VALUE PORTFOLIO
Investors Mark Advisor, LLC and David L. Babson & Company Inc.



                                  Introduction


RBC Dain, an affiliate of Liberty Life Insurance Company ("Liberty"), part of the U.S. operations of RBC Insurance, the insurance operations of Royal Bank of Canada, has entered into a Purchase Agreement ("J&B Purchase Agreement") with Generali Finance B.V. ("Generali"), the indirect parent company of Business Men's Assurance Company of America ("BMA"), and BMA, dated April 29, 2002. Under the J&B Purchase Agreement, RBC Dain will purchase from BMA all of the outstanding shares of common stock of Jones & Babson, Inc. ("J&B"), a wholly-owned subsidiary of BMA ("J&B Transaction"). Investors Mark Advisor, LLC, the investment adviser to the Fund, is a wholly-owned subsidiary of J&B. The J&B Transaction is subject to certain regulatory approvals and other customary conditions as well as the approval by shareholders of each Portfolio of a new investment advisory agreement with Investors Mark Advisor, LLC (to take effect following the acquisition by RBC Dain). There is no assurance these approvals will be obtained.

In a related transaction, Generali and Liberty have entered into a Purchase Agreement dated April 29, 2002 ("BMA Purchase Agreement"). Under the BMA Purchase Agreement, Liberty will purchase from Generali all of the outstanding shares of common stock of BMA ("BMA Transaction"). The BMA Transaction is subject to the satisfaction of various terms and conditions and various regulatory and other approvals including approval by the Missouri Department of Insurance of the acquisition of BMA by Liberty. There is no assurance these approvals will be obtained.

Each of the BMA Transaction and the J&B Transaction is conditioned upon the closing of the other acquisition. Assuming all regulatory and other approvals are obtained in a timely manner, the parties anticipate that the J&B Transaction (as well as the BMA Transaction) will close on or about May 1, 2003 (the "Closing").

The J&B Purchase Agreement contains certain closing conditions. One of the conditions requires that shareholder approvals of new advisory and sub-advisory agreements for the Fund and other affiliated funds managed by J&B and certain affiliates be obtained from shareholders whose shares represent, as of the Closing, at least 75% of the aggregate net assets of the Fund and the other affiliated funds as of the date of the J&B Purchase Agreement. These other affiliated funds consist of the following: J&B Funds, Babson Enterprise Fund II, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc. and Babson Stewart-Ivory International Fund, Inc. Increases or decreases attributable exclusively to positive or negative changes in the market value of portfolio assets that occur between the date of the J&B Purchase Agreement and the date of the Closing are not taken into account in calculating this 75% figure. There is no assurance that this condition will be met. If approvals are not obtained from the requisite 75%, the J&B Purchase Agreement provides that RBC Dain shall propose to Generali a revised purchase price to be paid to Generali. In this event, there is no assurance that RBC Dain's revised offer will be acceptable to Generali. Therefore, there is no guarantee that the Closing will occur. Shareholders of the Fund are not being asked to vote on the J&B Transaction or the BMA Transaction.

The consummation of the J&B Transaction will result in an "assignment," as that term is defined in the 1940 Act, of the Fund's current advisory and sub-advisory agreements ("Current Agreements"). Under the 1940 Act, the Current Agreements will automatically terminate upon their assignment. As a result, the Board of Directors has approved New Investment Advisory and New Sub-Advisory Agreements ("New Agreements"), subject to approval by shareholders. The New Agreements are discussed in detail later in this Proxy Statement.

Section 15(f) of the 1940 Act provides that an investment adviser (such as Investors Mark Advisor, LLC) to a registered investment company (such as the
Fund), and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), Generali, BMA and RBC Dain have agreed in the J&B Purchase Agreement that RBC Dain will cause the Fund to comply with the requirements of 15(f) including using all commercially reasonable efforts to assure that, for a period of three years after the Closing, at least 75% of the Board of Directors of the Fund, or any permitted successor thereto, are not "interested persons" (as defined in the 1940 Act) of Investors Mark Advisor, LLC.

With respect to the second condition of Section 15(f), any unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

In the J&B Purchase Agreement, RBC Dain agreed not to impose or seek to impose, for a period of two years after the Closing date, any unfair burden on the Fund within the meaning of Section 15(f) of the 1940 Act. As described later in this Proxy Statement, overall expenses of the Fund will not exceed current levels for a period of two years from the Closing date, under an Expense Limitation Agreement between Investors Mark Advisor, LLC and the Fund.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

It is proposed that eight nominees be elected to the Fund's Board at the Special Meeting. The nominees would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The nominees would take office effective upon Closing. Biographical information regarding each of the nominees is provided in this Proposal.

The role of the Fund's Board of Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet at least quarterly and review the Fund's performance and oversee the services provided to the Fund by the investment adviser, sub-advisers and the Fund's other service providers.

Information Regarding Nominees

At a meeting held on May 30, 2002, the Directors who are not interested persons of the Fund, Investors Mark Advisor, LLC or any sub-adviser (the "Independent Directors"), unanimously nominated Messrs. Bell, James and Wein and Ms. Hale, described below, for election as Directors, to take office effective upon Closing. Prior to the nomination of these four individuals, a committee of the Independent Directors reviewed detailed written information concerning the nominees and met in person with them. None of these four nominees is currently a Director of the Fund. If elected by shareholders, these four nominees will only take office if the Closing occurs. If the Closing does not occur, the current Directors will remain as the entire Board of Directors of the Fund. If elected, each will serve until his or her successor is duly elected and qualified. If any of the nominees become unavailable for election as a Director before the meeting, proxies will be voted for the other persons that the Directors recommend. The four nominees, each of whom will be an Independent Director if elected by shareholders, are all currently directors of Great Hall Investment Funds, Inc., a mutual fund advised by Voyageur Asset Management Inc., an RBC Dain affiliate.

Messrs. Blazzard, Russell, Rybolt and Seward are currently Directors and are being proposed for re-election. With regard to the current Directors, they have all previously been elected as such by shareholders.


Background Information Regarding the Nominees, Directors and Executive Officers of the Fund

The following provides the names, ages, addresses and principal occupations of the nominees and the existing Directors. The age of each individual is indicated in parenthesis.



Current Interested Director

--------------------------- --------------------    ----------------------- --------------------  ------------------- --------------
Name, Address and Age      Position(s) Held with    Term of Office and      Principal Occupation     Number of          Other
                                 the Fund           Length of Time Served   During Past 5 Years   Portfolios in Fund   Directorships
                                                                                                  Complex(1) Overseen   Held by
                                                                                                  or to be Overseen     Director
                                                                                                     by Director
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------

Norse N. Blazzard* (65)      Director               Five years of        Principal, Blazzard, Grodd &     Nine(2)         None
BMA Tower                                           service as a         Hasenauer, P.C., (law firm);
700 Karnes Boulevard                                Director             and, Partner, Paradigm Partners
Kansas City, Missouri  64108                                             International LLC (insurance and
                                                                         financial consulting firm that
                                                                         provides consulting services
                                                                         to BMA).


*Mr. Blazzard may be deemed to be an "interested person" of the Fund as that term is defined in the 1940 Act in that Mr. Blazzard is a principal with Blazzard, Grodd & Hasenauer, P.C., which serves as counsel to the Fund and BMA.
Mr. Blazzard is also a partner in Paradigm Partners International LLC, which provides insurance and financial consulting services to BMA.




Current Independent Directors

--------------------------- --------------------    ----------------------- --------------------  ------------------- --------------

Name, Address and Age      Position(s) Held with      Term of Office and    Principal Occupation  Number of            Other
                                 the Fund           Length of Time Served  During Past 5 Years   Portfolios in Fund  Directorships
                                                                                               Complex Overseen       Held by
                                                                                                or to be Overseen      Director
                                                                                                  by Director

--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
William H. Russell (79)          Director           Five years of           Financial Consultant   Nineteen(3)           None
BMA Tower                                           service as a Director
700 Karnes Boulevard
Kansas City, Missouri 64108

H. David Rybolt (60)             Director           Five years of           Consultant, HDR        Eighteen(4)           None
BMA Tower                                           service as a Director   Associates (management
700 Karnes Boulevard                                                        consulting)
Kansas City, Missouri 64108


James Seward (50)                Director           Five years of           Financial Consultant,    Twelve(5) Director, Syntroleum
BMA Tower                                           service as a Director   Seward & Company, LLC              Corp., LabOne, Inc.;
700 Karnes Boulevard                                                        (financial consulting company)     Response Oncology,
Kansas City, Missouri 64108                                                                                    Inc.; and Concordia
                                                                                                               Career Colleges.



-------------------------   ---------------         ----------------------  ---------------------  ----------    -------------------
-------------------------   ---------------         ----------------------  ---------------------  ----------    -------------------
NOMINEES FOR ELECTION AS INDEPENDENT DIRECTORS

Name, Address and Age      Position(s) Held with      Term of Office and    Principal Occupation  Number of            Other
                                 the Fund           Length of Time Served  During Past 5 Years   Portfolios in Fund  Directorships
                                                                                               Complex Overseen     Held by
                                                                                                or to be Overseen      Director
                                                                                                  by Director

--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------
--------------------------- --------------------    ----------------------- ---------------------- ------------------ --------------



T. Geron ("Jerry") Bell (61) Director Nominee            Not Applicable      President of C.R.P.
                                                                             Sports                  22      Director, Great Hall
34 Kirby Puckett Place                                                       (the parent company of the      Investment Funds,
Minneapolis, MN 55415                                                        Minnesota Twins and             Inc., a registered
                                                                             of Victory Sports) since        investment company
                                                                             November, 2002; prior thereto,  advised by an
                                                                             President of the Minnesota      affiliate of RBC Dain
                                                                             Twins Baseball Club             that consists of five
                                                                             Incorporated since 1987.        separate portfolios.


Sandra J. Hale (68)           Director Nominee    Not Applicable          President of Enterprise      22     Director, Great Hall
60 South Sixth Street                                                     Management, Int'l. since 1991.      Investment Funds,
Minneapolis, MN 55402                                                                                         Inc., a registered
                                                                                                              investment company
                                                                                                              advised by an
                                                                                                              affiliate of RBC
                                                                                                              Dain that consists of
                                                                                                              five separate
                                                                                                              portfolios.


Ronald James (52)              Director Nominee    Not Applicable      President and Chief Executive   22     Director, Great Hall
MJH 300, 1000 LaSalle                                                  Officer, Center for Ethical            Investment Funds,
Minneapolis, MN 55403-2005                                             Business Cultures since 2000;          Inc., a registered
                                                                       President and Chief Executive          investment company
                                                                       Officer of the Human Resources         advised by an
                                                                       Group, a division of Ceridian          affiliate of RBC Dain
                                                                       Corporation, from 1996 to 1998.        that consists of five
                                                                       Ceridian Corporation is an information separate portfolios.
                                                                       services company specializing in
                                                                       human resources outsourcing solutions.

Jay H. Wein (70)               Director Nominee    Not Applicable      Independent investor and        22     Director, Great Hall
5305 Elmridge Circle                                                   business consultant since 1989.        Investment Funds,
Excelsior, MN 55331                                                                                           Inc., a registered
                                                                                                              investment company
                                                                                                              advised by an
                                                                                                              affiliate of RBC Dain
                                                                                                              that consists of five
                                                                                                              separate portfolios.



-------------------------   ---------------         ----------------------  ---------------------  ----------    -------------------
-------------------------   ---------------         ----------------------  ---------------------  ----------    -------------------
ADDITIONAL NOMINEE FOR ELECTION AS INTERESTED DIRECTOR

Norse N. Blazzard*               Director


-------------------------   ---------------         ----------------------  ---------------------  ----------    -------------------
-------------------------   ---------------         ----------------------  ---------------------  ----------    -------------------
ADDITIONAL NOMINEES FOR ELECTION AS INDEPENDENT DIRECTORS

William H. Russell*             Director

H. David Rybolt* Director

James Seward*                   Director

--------------------------
*Biographical information for these individuals is contained above.


(1) The term "Fund Complex" as used herein consists of Investors Mark Series Fund, Inc., J&B Funds, the Babson Funds and the Buffalo Fund Complex. The Babson Funds consist of: Babson Enterprise Fund II, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Babson Enterprise Fund, Inc., David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc. and Babson-Stewart Ivory International Fund, Inc. Jones & Babson, Inc. serves as investment advisor, principal underwriter and registered transfer agent for each of the Babson Funds. The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Jones & Babson, Inc. serves as principal underwriter and registered transfer agent for each fund in the Buffalo Fund Complex. The J&B Funds is a series fund consisting of J&B Mid-Cap Aggressive Growth Fund, J&B Small-Cap Aggressive Growth Fund and J&B Small-Cap International Fund. Jones & Babson, Inc. serves as investment advisor, principal underwriter and registered transfer agent for each of the J&B Funds. Investors Mark Series Fund, Inc. consists of the following nine portfolios: Balanced, Global Fixed Income, Growth & Income, Intermediate Fixed Income, Large Cap Value, Large Cap Growth, Small Cap Equity, Mid Cap Equity and Money Market. The Babson Funds, the Buffalo Fund Complex and the J&B Funds are not subject to this proxy.

(2) Director of Investors Mark Series Fund, Inc.

(3) Director/Trustee for each of the Babson Funds and Director of Investors Mark Series Fund, Inc.

(4) Director/Trustee for each of the Babson Funds except Babson-Stewart Ivory International. Director of Investors Mark Series Fund, Inc.

(5) Trustee of J&B Funds. Mr. Seward is also a Director of Investors Mark Series Fund, Inc.



Executive Officers of the Fund

Currently, the principal executive officers of the Fund are all officers and/or employees of Investors Mark Advisor, LLC and/or J&B. The following table contains information about the current principal executive officers of the Fund.


------------------------------------------ ---------------------------- -------------------- -----------------------------




 Name, Address and Age                      Position with the Fund     Term of Office and    Principal Occupation(s)
                                                                        Length of Time Served During Past Five Years
------------------------------------------ ---------------------------- --------------------  -----------------------------
------------------------------------------ ---------------------------- --------------------  ----------------------------
Stephen S. Soden  (57)                           President              One year term and     President, Chief Executive
BMA Tower                                        and Principal          two years of service  Officer, Chairman of the Board and
700 Karnes Boulevard                             Executive Officer                            Director, Jones & Babson, Inc. (mutual
Kansas City, MO 64108                                                                         fund management company); President,
                                                                                              Investors Mark Advisor, LLC ("IMA")
                                                                                              (mutual fund management company);
                                                                                              President and Principal Executive
                                                                                              Officer of each of the Babson Funds
                                                                                              and also Director of Babson Enterprise
                                                                                              Fund II, Inc.; President,
                                                                                              Principal Executive Officer and
                                                                                              Director/Trustee, Buffalo Fund
                                                                                              Complex; President, Principal
                                                                                              Executive Officer and Trustee, J&B
                                                                                              Funds; Senior Vice President of
                                                                                              BMA; and, formerly, President and
                                                                                              Chief Executive Officer of BMA
                                                                                              Financial Services, Inc. ("BMAFS")
                                                                                              (broker/dealer) until December 31,
                                                                                              2001, when BMAFS ceased operations.


------------------------------------------   ----------------------   ---------------------    ------------------------
------------------------------------------  ----------------------    ----------------------   ---------------------
P. Bradley Adams  (42)                           Principal              One year term and      Vice President, Chief Financial
BMA Tower                                        Financial Officer      five years of          Officer and Treasurer,
700 Karnes Boulevard                             and Principal          service                Jones & Babson, Inc.
Kansas City, MO 64108                            Accounting Officer                            (mutual fund management company);
                                                                                               Treasurer, IMA (mutual fund
                                                                                               management company);  Vice
                                                                                               President, Treasurer, Principal
                                                                                               Financial Officer and Principal
                                                                                               Accounting Officer, Babson Funds;
                                                                                               Vice President, Treasurer, Principal
                                                                                               Financial Officer and Principal
                                                                                               Accounting Officer, Buffalo Fund
                                                                                               Complex; Vice President, Principal
                                                                                               Financial Officer and Principal
                                                                                               Accounting Officer and Trustee, J&B
                                                                                               Funds; and, Treasurer, Principal
                                                                                               Financial Officer and Principal
                                                                                               Accounting Officer, Gold Bank Funds
                                                                                               (two mutual funds)(6).



------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------
Edward S. Ritter (48)                      Vice President               One year term and      Senior Vice President - Corporate
BMA Tower                                                               five years of service  Development, BMA (insurance company);
700 Karnes Boulevard                                                                           Vice President of IMA (mutual fund
Kansas City, MO 64108                                                                          management company); Director/Trustee
                                                                                               of Babson Funds, except Babson
                                                                                               Enterprise Fund II, Inc.
------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------

Martin A. Cramer (53)                      Secretary and Chief           One year term and     Legal and Regulatory Affairs Vice
BMA Tower                                  Compliance Officer            five years of         President, Chief Compliance Officer
700 Karnes Boulevard                                                     service               and Secretary, Jones & Babson, Inc.
Kansas City, MO 64108                                                                          (mutual fund management company);
                                                                                               Secretary and Chief Compliance
                                                                                               Officer, IMA (mutual fund management
                                                                                               company); Vice President, Chief
                                                                                               Compliance Officer and Secretary,
                                                                                               Babson Funds; Vice President, Chief
                                                                                               Compliance Officer and Secretary,
                                                                                               Buffalo Fund Complex; Assistant Vice
                                                                                               President, Chief Compliance Officer
                                                                                               and Secretary, J&B Funds; and
                                                                                               Secretary, Gold Bank Funds (two
                                                                                               mutual funds).


------------------------------------------ --------------------------- --------------------- ---------------------------------------
------------------------------------------ --------------------------- --------------------- ---------------------------------------

(6) Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold
Bank Money Market Fund. Jones & Babson, Inc. serves as registered transfer agent for each of the Gold Bank Funds.


As of the Record Date, the Directors/nominees held the following interests in the Fund's securities:



------------------------------- ------------------------------------------------ -------------------------------------

                                                                                     Aggregate Dollar Range of Equity
   Name of Director/Nominee     Dollar Range of Equity Securities in Each Portfolio      Securities in all Funds
                                                                                     Overseen or to be Overseen by
                                                                                      Director in Family of
                                                                                         Investment Companies
------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------
      Norse N. Blazzard                        None                                          None




------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

       William H. Russell                      None                                          $50,001-$100,000






------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      H. David Rybolt                          None                                          Over $100,000





------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------


      James R. Seward                         None                                                  None




------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      T. Geron Bell                          None                                                  None




------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      Sandra J. Hale                         None                                                   None







------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      Ronald James                           None                                                   None




------------------------------- ------------------------------------------------ -------------------------------------
------------------------------- ------------------------------------------------ -------------------------------------

      Jay H. Wein                             None                                                  None






------------------------------- ------------------------------------------------ -------------------------------------

Audit Committee. The Fund has an Audit Committee that assists the Fund's Board in fulfilling its duties relating to the Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent accountants. The Audit Committee of the Board is composed of its Independent Directors. The Audit Committee held one meeting during the Fund's most recent fiscal year. The Independent Directors have no financial interest in, nor are they affiliated with either Investors Mark Advisor, LLC, the adviser of the Fund, or any sub-adviser. Messrs. Bell, James and Wein and Ms. Hale, if elected, will also be members of the Audit Committee. The specific functions of the Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

Independent Accountants. The Board has selected Ernst & Young LLP ("Ernst & Young") to be the Fund's independent public accountants for the Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Fund and provides tax-related services to the Fund. It is not expected that representatives of Ernst & Young will be present at the Special Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

In the event the proposed acquisition of J&B is completed, Ernst & Young will resign as independent accountants of the Fund due to certain relationships with RBC Dain and its affiliates, and the Board of Directors will subsequently approve new independent accountants for the Fund, based on recommendations of the Fund's Audit Committee.

Audit Fees. For the fiscal year that ended December 31, 2002, Ernst & Young has or will be paid $61,800 for the professional services it rendered in auditing the Fund's financial statements. The only fees Ernst & Young receives are audit-related fees and fees for tax-related services.

Financial Information Systems Design and Implementation Fees and All Other Fees. Ernst & Young does not provide Financial Information Systems Design and Implementation services or other consulting services to the Fund, its investment adviser or to any other entity that controls, that is controlled by or that is under common control with the adviser and that provides services to the Fund.

Compensation of Directors. Currently, the Fund does not directly compensate any interested Director or officer for their normal duties and services. The Independent Directors' fees, including travel and other expenses related to the Board meetings, are paid by the Fund.

Each Independent Director receives an annual retainer for serving as a Director in the amount of $3,000. The Independent Directors also receive $1,000 for each Board meeting attended. During the last fiscal year, the Board held four meetings. No Director attended less than 75% of the applicable meetings, including committee meetings. The following chart sets forth each Director's annual compensation:

------------------------------- ---------------------------- ---------------------------- ----------------------------

       Name of Director          Compensation for Serving       Pension or Retirement       Total Compensation From
                                       on the Board               Benefits Accrued             the Fund Complex
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      Norse N. Blazzard*                    NA                         NA                           NA
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      William H. Russell                   $7,000                      NA                           $19,750
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      H. David Rybolt                      $7,000                      NA                           $19,125
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------
      James R. Seward                      $7,000                      NA                           $14,000
------------------------------- ---------------------------- ---------------------------- ----------------------------

* As an "interested" Director, Mr. Blazzard receives no compensation for his services as Director.


Required Vote. The nominees to serve as Directors who receive the affirmative vote of a plurality of all votes cast by shareholders at the Special Meeting, provided a quorum is present, will be elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF ELECTING THE NOMINEES.



                                 PROPOSAL NO. 2

                 APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                BETWEEN THE FUND ON BEHALF OF EACH PORTFOLIO AND
                           INVESTORS MARK ADVISOR, LLC


Under Proposal No. 2, each Portfolio's shareholders, voting separately, are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund on behalf of each Portfolio and Investors Mark Advisor, LLC. The Board is seeking approval of the New Investment Advisory Agreement to permit management to continue providing uninterrupted service to the Fund after the Closing.

As required by the 1940 Act, the current investment advisory agreement (the "Current Investment Advisory Agreement") provides for its automatic termination upon assignment. The J&B Transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Current Investment Advisory Agreement, and consequently, its termination. Accordingly, a New Investment Advisory Agreement with Investors Mark Advisor, LLC, with respect to each Portfolio of the Fund, is being proposed for approval by shareholders of each Portfolio to take effect upon the Closing.

In addition, each of the current sub-advisory agreements (each, a "Current Sub-Advisory Agreement") between Investors Mark Advisor, LLC and the respective sub-adviser to each Portfolio provides for termination upon termination of the Current Investment Advisory Agreement. Accordingly, each of the Current Sub-Advisory Agreements will also terminate upon the Closing. New Sub-Advisory Agreements are therefore also being separately proposed for approval by shareholders of each Portfolio and are described in Proposal 3 below.

Approval of the New Investment Advisory Agreement

As described below, the Directors are proposing that shareholders of each Portfolio approve a New Investment Advisory Agreement for their Portfolio with Investors Mark Advisor, LLC and the Fund. A description of the New Investment Advisory Agreement and the services to be provided by Investors Mark Advisor, LLC is set forth below. This description is qualified in its entirety by reference to the form of the New Investment Advisory Agreement attached to this Proxy Statement as Exhibit B.


Information About Investors Mark Advisor, LLC

Investors Mark Advisor, LLC ("IMA") serves as the investment adviser of each Portfolio of the Fund and, as such, provides each Portfolio with professional investment supervision and management. IMA, formed in 1997, has been the investment adviser for each Portfolio of the Fund since its inception. IMA is a wholly-owned subsidiary of J&B. J&B is a wholly-owned subsidiary of BMA, which is considered to be a controlling person of J&B, and therefore IMA, under the 1940 Act. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person of and is the ultimate parent of BMA.

The following chart lists the principal executive officers of IMA and their principal occupations, if different from their positions with IMA:

NAME                                        POSITION WITH IMA AND
                                            PRINCIPAL OCCUPATION
--------                                   ------------------------------------------------------------------------

Stephen S. Soden *

David A. Gates (50)                          Assistant Secretary, IMA; Vice President - General
BMA Tower                                    Counsel & Secretary, BMA (insurance company); Director of Jones &
700 Karnes Boulevard                         Babson, Inc. (mutual fund management company).
Kansas City, Missouri 64108

Edward S. Ritter  (47)*
BMA Tower
700 Karnes Boulevard
Kansas City, Missouri 64108

P. Bradley Adams *

Martin A. Cramer *


* Biographical information for these individuals is contained in Proposal No. 1 above.




Information About RBC Dain

RBC Dain. RBC Dain (formerly, Dain Rauscher Corp.), a Minneapolis, Minnesota-based holding company formed in 1973, provides investment advice and services to individual investors in the western United States and investment banking, research and sales services to corporate and governmental clients nationwide and in Europe through its principal subsidiary, Dain Rauscher Inc. ("Dain Rauscher"). Dain Rauscher deals in securities of, and is a market-maker in securities of, issuers based throughout the United States and in Europe. Dain Rauscher also clears and settles securities trades for approximately 180 correspondent brokerage firms through its RBC Dain Correspondent Services division, which is based in Minneapolis, Minnesota. Another RBC Dain subsidiary, Voyageur Asset Management, was formed in 1983 and currently provides investment advisory and administrative services to the Great Hall(R) Investment Funds, a series of five open-end money market mutual funds. Voyageur also provides investment advisory services to the RBC Funds, a series of six equity and fixed income funds. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of private account clients. Voyageur's investment team currently manages over $20 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. Dain Rauscher Lending Services Inc. was formed in 1997 to make certain types of loans to customers that are collateralized by customers' control and restricted securities. At December 31, 2002, RBC Dain had approximately 5,000 employees located in 41 states. RBC Dain is a Delaware corporation with its executive offices located at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402-4422. Its telephone number is (612) 371-2711. RBC Dain is a wholly-owned subsidiary of Royal Bank of Canada.

Royal Bank of Canada. Royal Bank of Canada is a Canadian chartered bank, with its principal executive office located at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5. Shares of Royal Bank of Canada are listed on the Toronto Stock Exchange and on the New York Stock Exchange. Royal Bank of Canada ranks as Canada's largest financial institution as measured by assets and market capitalization as of October 31, 2002. As of October 31, 2002, its most recent fiscal year end, Royal Bank of Canada was the seventh largest bank in North America and among the 60 largest banks in the world, measured by assets. Royal Bank of Canada and its subsidiaries engage principally in personal and commercial banking, insurance products, investment and trust services, corporate and investment banking and on-line banking and transaction-based services, including custody. RBC Global Investment Management (wholly owned by Royal Bank of Canada) is the primary investment advisor to Royal Mutual Funds and manages approximately C$42 billion in assets. Royal Mutual Funds is Canada's largest no-load mutual fund company, with over 50 mutual funds offering investors the full range of choice for Canadian, U.S., International and Global investing.

Information About the Current Investment Advisory Agreement

Under the Current Investment Advisory Agreement, IMA is obligated, among other things, to formulate a continuing program for the investment of the assets of each Portfolio of the Fund. The fees to be paid under the Current Investment Advisory Agreement are set forth below.

The Current Investment Advisory Agreement provides that IMA is obligated to provide certain administrative services to the Fund including furnishing the Fund with office space and necessary personnel, paying ordinary office expenses, paying all executive salaries of the Fund and furnishing, without expense to the Fund, the services of such members of its organization as may be duly elected officers or Directors of the Fund.

Under the Current Investment Advisory Agreement, the Fund is responsible for all its other expenses including, but not limited to, the following expenses: legal, auditing or accounting expenses, Directors' fees and expenses, insurance premiums, brokers' commissions, taxes and governmental fees, expenses of issue or redemption of shares, expenses of registering or qualifying shares for sale, reports and notices to shareholders, and fees and disbursements of custodians, transfer agents, registrars, shareholder servicing agents and dividend disbursing agents, and certain expenses with respect to membership fees of industry associations.

The  Current  Investment   Advisory  Agreement  provides  that  IMA  may  retain
sub-advisers, at IMA's own cost and expense, for the purpose of making investment recommendations and research information available to the Fund.

The Current Investment Advisory Agreement provides that neither IMA nor any director, officer or employee of IMA will be liable for any loss suffered by the Fund in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties.

The Current Investment Advisory Agreement may be terminated without penalty by vote of the Directors, as to any Portfolio, by the shareholders of that Portfolio, or by IMA on 60 days written notice. The Current Investment Advisory Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Current Investment Advisory Agreement may be amended only by a vote of the shareholders of the affected Portfolio(s), and provides that it will continue in effect from year to year, after its initial two-year term, only so long as such continuance is approved at least annually with respect to each Portfolio by vote of either the Directors or the shareholders of the Portfolio, and, in either case, by a majority of the Directors who are not "interested persons" of IMA. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Current Investment Advisory Agreement dated July 15, 1997 was most recently continued by the Board of Directors on October 22, 2002 and was approved by the Fund's shareholders by consent of the sole shareholder on November 6, 1997 when the Fund commenced operations.

For the year ended December 31, 2001, each Portfolio paid IMA the following percentage of its average daily net assets as compensation for its services as investment adviser to the Portfolio:


                                                                  Advisory              Aggregate Amount
Portfolio                                                         Fee Paid              of Advisory Fees paid
-----------                                                       --------              ---------------------------
Intermediate Fixed Income.......................................   .60%                    $22,347
Mid Cap Equity..................................................   .80%                     27,988
Money Market....................................................   .40%                      8,232
Global Fixed Income.............................................   .75%                     47,748
Small Cap Equity................................................   .95%                     36,200
Large Cap Growth................................................   .80%                     40,058
Large Cap Value.................................................   .80%                     27,775
Growth & Income.................................................   .80%                     45,021
Balanced........................................................   .80%                     27,963

As full compensation for its services under the Current Investment Advisory Agreement, each Portfolio pays IMA a monthly fee at the annual rates shown in the table below based on the average daily net assets of each Portfolio.

                                                                    Advisory Fee
                                                              (Annual Rate Based
                                                                on Average Daily
                                                              Net Assets of Each
Portfolio                                                         Portfolio)
-----------                                                   ------------------
Intermediate Fixed Income....................................     .60%
Mid Cap Equity...............................................     .80%
Money Market.................................................     .40%
Global Fixed Income..........................................     .75%
Small Cap Equity.............................................     .95%
Large Cap Growth.............................................     .80%
Large Cap Value..............................................     .80%
Growth & Income..............................................     .80%
Balanced.....................................................     .80%

IMA has agreed that it will, if necessary, pay the expenses of each Portfolio of the Fund until April 30, 2003 to the extent that expenses of a Portfolio exceed the following percentages ("Current Expense Limitation Agreement):

                                                                         Expense
Portfolio                                                                 Cap
----------                                                              -------
Mid Cap Equity........................................................      .90%
Large Cap Growth......................................................      .90%
Large Cap Value.......................................................      .90%
Growth & Income.......................................................      .90%
Balanced..............................................................      .90%
Intermediate Fixed Income.............................................      .80%
Money Market..........................................................      .50%
Global Fixed Income...................................................     1.00%
Small Cap Equity......................................................     1.05%

This expense limitation may be continued, modified or terminated in the discretion of IMA at any time without notice to shareholders after April 30, 2003. IMA may be reimbursed by the Portfolios for such expenses at a later date. This may be done only if such reimbursement does not cause a Portfolio's expenses to exceed the expense cap percentage shown above.

During fiscal year 2001, total expenses, including advisory fees, of each of the Portfolios amounted to the following percentages of average net assets, reflecting the Current Expense Limitation Agreement in effect during the period:

Mid Cap Equity.....................................................      .90%
Large Cap Growth...................................................      .90%
Large Cap Value....................................................      .90%
Growth & Income....................................................      .90%
Balanced...........................................................      .90%
Intermediate Fixed Income..........................................      .80%
Money Market.......................................................      .50%
Global Fixed Income................................................     1.00%
Small Cap Equity...................................................     1.05%


Administrative Services

Currently, personnel of J&B provide IMA with experienced professional fund administration and portfolio accounting under a Services Agreement between IMA and J&B. As compensation, J&B currently receives an annual fee equal to 0.06% of the average daily net assets of the Fund. J&B, founded in 1959, serves as an investment manager and provides similar administrative services for numerous other mutual funds.

Information About the Proposed New Investment Advisory Agreement

The proposed New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement. In order to retain the same general economic structure of the current fee structure, an Administrative Services Agreement under which J&B will provide fund administration, fund accounting and other services in a manner similar to the current arrangement was approved by the Board at the May 30, 2002 meeting. As under the existing arrangements, the Fund will pay J&B an annual fee of 0.06% of the average daily net assets under the Administrative Services Agreement. Shareholders are not being asked to approve the Administrative Services Agreement.

While many of the terms of the New Investment Advisory Agreement remain the same, certain material differences exist between the two Agreements. The following is a summary of material differences between the Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement.


- Under the New Investment Advisory Agreement, the adviser has specific discretion and authority to allocate portfolio brokerage of the Fund, and consistent with federal law, pay higher brokers costs when the adviser deems it to be reasonable in view of the brokerage and research services obtained by the adviser.

- Under the New Investment Advisory Agreement, sub-advisers may be hired and fired without shareholder approval, if the Fund/adviser seeks and obtains the necessary exemptive relief from the Securities and Exchange Commission ("SEC").

- Under the New Investment Advisory Agreement, IMA is to be considered an independent contractor and may not, unless expressly authorized by the Fund, act for or represent the Fund in any way.

- Under the New Investment Advisory Agreement, the Fund and each applicable Portfolio shall have the non-exclusive right to use the adviser's name only for so long as the adviser serves as the investment adviser to the Fund and such Portfolio.

There are certain similarities between the Current Investment Advisory Agreement and the New Investment Advisory Agreement. Under both Agreements, the adviser is retained to manage the investment and reinvestment of the assets of the Fund. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Fund or the adviser. The Agreements also each provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations in the performance of its duties, the adviser shall not be liable for errors of judgment or losses related to its advisory service to the Fund.

Expense Limitation Agreement. An Expense Limitation Agreement was approved for the Fund by the Board under which IMA, once IMA is acquired by RBC Dain, would subsidize the overall expenses of the Fund for a period of two years from the Closing date, in order to maintain the overall expense levels of each Portfolio at the current expense levels. The Expense Limitation Agreement will maintain the overall expense ratios at the same levels for two years from the Closing date as under the Current Expense Limitation Agreement.

Recommendation of the Board of Directors

At a meeting of the Board of Directors held on May 30, 2002, called for the purpose of, among other things, voting on approval of the New Investment Advisory Agreement, the Board, including all of the Independent Directors, unanimously approved, subject to the shareholder approval of each Portfolio, the New Investment Advisory Agreement. The approval of the New Investment Advisory Agreement by each Portfolio is conditioned upon the Closing of the J&B Transaction. If the J&B Transaction is not closed, then the Current Investment Advisory Agreement will continue to stay in place.

In reaching this conclusion, the Board obtained such information as it deemed reasonably necessary to approve IMA as investment adviser to the Fund on behalf of each Portfolio. In evaluating the terms of the New Investment Advisory Agreement, the Board considered the possible effects of the J&B Transaction upon the Fund and IMA and upon the ability of IMA to provide an appropriate range of management and administrative services, the performance record of IMA, and the anticipated relationship between IMA and RBC Dain. The Board evaluated the financial strength and resources of RBC Dain and its experience in the mutual fund business. The Board also took into account the management, personnel and operations of RBC Dain, the commitment of RBC Dain to the financial services industry, and the proposed structure of the J&B Transaction. The Board considered RBC Dain's overall vision with respect to the Fund and other funds within the fund complex, which is to create, invest in and grow a single diversified mutual fund platform in the United States to be distributed both to and through outside parties and through U.S. affiliates of RBC Financial Group. Currently, the RBC Dain complex consists of the Great Hall Funds and the RBC Funds. The Board took into consideration that by combining the RBC Dain fund complex with the Fund and the other mutual funds associated with J&B, diversity and critical mass were expected to be created to form a viable U.S. mutual fund platform that could be competitive in size and performance immediately. The Board was informed of RBC Dain's belief that the J&B Transaction is expected to significantly benefit the Fund and its shareholders in that shareholders will have greater investment diversification opportunities due to a broader range of fund offerings in both investment style and objectives. The Board took into account that a significant increase in distribution is anticipated due to opportunities to introduce the Fund to affiliates within the RBC Financial Group network as well as to new external sources. The Board based its determination in this regard on the report of Board members who had personally visited RBC Dain's offices, on a review of written materials provided by RBC Dain in response to a specific request by the Board prior to the Board Meeting on May 30, 2002 and on discussions with a representative of RBC Dain and IMA management at the meeting.

The Board evaluated statements made by RBC Dain that it has no present intention to alter the current fee and expense structure with respect to the Fund. The Board considered that the Expense Limitation Agreement provides that no increase in fees and expenses from the current levels can occur for at least two years. The Board considered that the New Investment Advisory Agreement, related Administrative Services Agreement and Expense Limitation Agreement contain economic terms and conditions no less favorable than those currently in place and provide for services of the same nature and quality as those currently in place. The Board discussed the nature of the proposed contractual expense limitation arrangements and the manner in which the arrangements could be continued, modified or terminated.

The Board was informed by RBC Dain that presently it is not known whether there will be changes in the manner in which the Fund currently obtains support services (such as fund administration, transfer agency and custody services) and that RBC is exploring several possibilities as to how support services will be provided for the U.S. mutual fund platform referred to above. RBC Dain informed the Board that it is its intent to ensure the Fund is supported in the most effective manner.

After meeting in executive session at the May 30, 2002 Board Meeting, the Independent Directors reported that they had discussed the proposed acquisition of IMA, the information in the materials provided by RBC Dain, the outlook for the Fund, the composition of the Board, and the anticipated and potential effects of the proposed new ownership on various aspects of the Fund's operations. The Independent Directors also discussed their intention to diligently evaluate any proposed replacement of advisers or other service providers with affiliates of RBC Dain, and the level of Fund expenses and any subsidies in the form of advisory fee waivers and/or the reimbursement of expenses that are maintained after the initial two year period following the acquisition.

In voting to approve the New Investment Advisory Agreement, the Independent Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of the RBC Financial Group, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. The Independent Directors indicated that they believed that the proposed acquisition would ultimately benefit the Fund and its shareholders as a result of having IMA and its affiliates become part of a large financial services organization that is committed to investing the resources and energy necessary to grow the Fund into part of a large successful suite of investment products.

Based on the considerations set forth above, the Board, including all of the Independent Directors, unanimously determined that it was in the best interests of each Portfolio of the Fund and its shareholders to enter into the New Investment Advisory Agreement and to recommend approval of the New Investment Advisory Agreement by shareholders.

Required Vote. Passage of Proposal 2 as to each Portfolio requires a vote of the "majority of the outstanding voting securities" of the applicable Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

RECOMMENDATION OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT FOR THEIR PORTFOLIO.


                     PROPOSAL NOS. 3(a), 3(b), 3(c), 3(d) and 3(e)

3.(a) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN INVESTORS MARK ADVISOR, LLC AND STEIN ROE & FARNHAM, INCORPORATED WITH RESPECT TO THE SMALL CAP EQUITY PORTFOLIO AND LARGE CAP GROWTH PORTFOLIO

3.(b) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN INVESTORS MARK ADVISOR, LLC AND STANDISH MELLON ASSET MANAGEMENT COMPANY LLC WITH RESPECT TO THE MONEY MARKET PORTFOLIO, INTERMEDIATE FIXED INCOME PORTFOLIO, MID CAP EQUITY PORTFOLIO AND GLOBAL FIXED INCOME PORTFOLIO

3.(c) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN INVESTORS MARK ADVISOR, LLC AND LORD, ABBETT & CO. LLC WITH RESPECT TO THE GROWTH & INCOME PORTFOLIO

3.(d) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN INVESTORS MARK ADVISOR, LLC AND KORNITZER CAPITAL MANAGEMENT, INC. WITH RESPECT TO THE BALANCED PORTFOLIO

3.(e) APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN INVESTORS MARK ADVISOR, LLC AND DAVID L. BABSON & COMPANY INC. WITH RESPECT TO THE LARGE CAP VALUE PORTFOLIO


Information About the Current Sub-Advisory Agreements

The Current Sub-Advisory Agreements provide for the sub-advisers to provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for the respective Portfolio. Each of the New Sub-Advisory Agreements is identical in all material respects, including the fees payable to the sub-advisers, to the terms of the Current Sub-Advisory Agreements.

The Fund's Board continued the current Sub-Advisory Agreements with David L. Babson & Company Inc. ("Babson"), Lord, Abbett & Co. LLC ("Lord Abbett") and Kornitzer Capital Management, Inc. ("Kornitzer") for the Large Cap Value
Portfolio, the Growth & Income Portfolio and the Balanced Portfolio, respectively, on October 22, 2002. The Fund's Board approved the Sub-Advisory Agreement with Standish Mellon Asset Management Company LLC ("Standish") for the Intermediate Fixed Income, Mid Cap Equity and Money Market Portfolios on July 24, 2001. The Fund's Board approved the Sub-Advisory Agreement with Standish for the Global Fixed Income Portfolio on January 29, 2002. The Fund's Board approved the Sub-Advisory Agreement with Stein Roe & Farnham Incorporated ("Stein Roe") for the Large Cap Growth and Small Cap Equity Portfolios on July 24, 2001.

The Sub-Advisory Agreements with Babson, Lord Abbett and Kornitzer were last approved by the Fund's shareholders by consent of the sole shareholder on November 6, 1997, when the Fund commenced operations. The Sub-Advisory Agreements with Standish and with Stein Roe were last approved by shareholders on October 12, 2001 in connection with a change in control of the ownership of each Sub-Adviser.

Information About the Sub-Advisers

For all of the Portfolios, IMA hires sub-advisory firms, which are investment advisory firms that specialize in certain types of investing. However, IMA still retains ultimate responsibility for managing the Portfolios. Subject to oversight and review by IMA and the Board of Directors, each sub-adviser's role is to make investment decisions for the respective Portfolio according to the Portfolio's investment objectives, policies and restrictions.

The following organizations act as sub-advisers to the Portfolios:

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC ("Standish"). As of December 31, 2002, Standish managed approximately $39.56 billion in assets. The address for Standish is 1 Financial Center, Boston, MA 02111. The ultimate parent of Standish is Mellon Financial Corporation, Three Mellon Center, Pittsburgh, PA 15259. Standish is a wholly-owned subsidiary of SAW Trust, a Massachusetts business trust. SAW Trust is owned by 37 shareholders, all of whom are employees, officers and directors of Standish.

STEIN ROE & FARNHAM INCORPORATED ("Stein Roe"). Stein Roe was organized in 1986 to succeed to the business of Stein Roe & Farnham, a partnership that had advised and managed mutual funds since 1949. Stein Roe is directly owned by Liberty Funds Group LLC, and is indirectly owned by Columbia Management Group, Inc. As of December 31, 2002, Stein Roe managed over $13.72 billion in assets. Stein Roe currently serves as investment adviser or sub-adviser for 38 open-end and 3 closed-end management investment company portfolios. The address for Stein Roe is One South Wacker Drive, Chicago, IL 60606. The ultimate parent of Stein Roe is Fleet Boston Financial Corporation, 100 Federal Street, Boston, MA 02110.

DAVID L. BABSON & COMPANY INC. ("Babson"), an investment advisory firm founded in 1940, acts as the sub-adviser to the Large Cap Value Portfolio. Babson, located in Cambridge, Massachusetts, serves individual, corporate and other institutional clients and manages approximately $73.9 billion in assets. It is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company which is located at 1295 State Street, Springfield, MA 02142. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1951 and is considered to be a controlling person of Babson under the 1940 Act.

LORD, ABBETT & CO. LLC ("Lord Abbett"). Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302, has been an investment manager for 70 years. As of December 31, 2002, Lord Abbett managed approximately $48.2 billion in a family of mutual funds and other advisory accounts.

KORNITZER CAPITAL MANAGEMENT, INC. ("Kornitzer"). Kornitzer is a closely held corporation and is located at 5420 West 61st Place, Shawnee Mission, KS 66205. Kornitzer has limitations in the ownership of its stock designed to maintain control in those who are active in management. Owners of 5% or more of Kornitzer are John C. Kornitzer, Kent W. Gasaway, Willard R. Lynch, Thomas W. Laming and Susan McElwain. As of December 31, 2002, Kornitzer managed approximately $2.15 billion in assets including the Buffalo and AFBH 5 Star families of mutual funds.


APPROVAL OF SUB-ADVISORY AGREEMENTS

Each Sub-Advisory Agreement must be approved by the shareholders of the Portfolio to which it relates. Approval of a Sub-Advisory Agreement is contingent upon approval of the New Investment Advisory Agreement by the shareholders of the pertinent Portfolio. If the New Investment Advisory Agreement and the New Sub-Advisory Agreement are approved by a Portfolio's shareholders, then the Agreements will become effective for that Portfolio concurrently at the time of Closing. If shareholders of a Portfolio should fail to approve either the New Investment Advisory Agreement or the New Sub-Advisory Agreement, the Board of Directors will meet to consider appropriate action.

Required Vote. Passage of Proposal 3 as to each Portfolio requires a vote of the "majority of the outstanding voting securities" of the applicable Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio.

RECOMMENDATION OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE NEW SUB-ADVISORY AGREEMENTS FOR THEIR PORTFOLIO.


                                 PROPOSAL NO. 4

                                 Other Business

The Directors do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed Proxy Ballot will vote on such matters according to their best judgment in the best interests of shareholders.


                             ADDITIONAL INFORMATION

Management of the Fund. Investors Mark Advisor, LLC, 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as investment adviser of the Fund. Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as the Fund's principal underwriter and administrator.

Quorum and Required Vote. Under the Fund's Bylaws, one-third of the Fund's outstanding shares, present in person or represented by proxy, will constitute a quorum at the Special Meeting. Proxies returned for shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. With respect to Proposal 1, abstentions will be treated as votes present but not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved. With respect to Proposals 2 and 3, abstentions will have the effect of a vote against the Proposals. With respect to adjournments, abstentions will have the effect of a vote against an adjournment.

The votes required to approve any proposal are as follows. For election of Directors (Proposal 1), the nominees to serve as Directors who receive the affirmative vote of a plurality of the shares voted at the Special Meeting, provided a quorum is present, will be elected. The approval of the New Investment Advisory Agreement and the approval of New Sub-Advisory Agreements
(Proposals 2 and 3, respectively), require a vote of the "majority of the outstanding voting securities" of the applicable Portfolio, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. All shares of the Fund will vote together as a single class on each proposal affecting the entire Fund, and all shares of a Portfolio will vote together as a single class on each proposal affecting that Portfolio, and shareholders of a Portfolio are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals affecting that Portfolio.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the interests represented by it that you still hold will be voted as you have instructed. If you sign, date and return the Proxy Ballot but give no voting instructions, your shares will be voted "FOR" each of the Directors named in the Proxy Statement; "FOR" the approval of the New Investment Advisory Agreement; "FOR" the approval of New Sub-Advisory Agreements; and to "GRANT" discretionary authority to the persons named in the Proxy Ballot as to any other matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of shareholders, any holder of shares entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Fund as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Directors, individuals have been designated to serve as proxies at the Special Meeting.

Solicitation of Proxies. The principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact by Directors, officers and regular employees of management related to J&B.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying Proxy card, and all other costs in connection with the solicitation of proxies will be paid for by J&B.

Record Date Information. The Record Date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003. As of the Record Date, the following numbers of shares were outstanding for each
Portfolio:


------------------------------------------------------------ --------------------------------------------------------

                     Portfolio Name                                             Outstanding Shares
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Intermediate Fixed Income Portfolio                                               537,709.65
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Mid Cap Equity Portfolio                                                          318,104.35
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Money Market Portfolio                                                          3,023,728.87
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Global Fixed Income Portfolio                                                     733,342.98
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Large Cap Growth Portfolio                                                        415,884.64
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Small Cap Equity Portfolio                                                        459,831.90
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Growth & Income Portfolio                                                         542,957.87
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ --------------------------------------------------------
Balanced Portfolio                                                                442,496.67
------------------------------------------------------------ --------------------------------------------------------
------------------------------------------------------------ -------------------------------------------------------
Large Cap Value Portfolio                                                         364,898.07
------------------------------------------------------------ --------------------------------------------------------



SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the shares of the Fund were owned by BMA and its affiliates, and by Fidelity Security Life Insurance Company and their separate accounts. As of the Record Date, the officers and Directors of the Fund together owned Variable Contracts which represent less than 1% of the outstanding shares of the Fund.

Whether or not you expect to attend the shareholder meeting, please complete, date and sign the Proxy Ballot and mail it promptly in the enclosed envelope to assure representation of your interests.

                                    By Order of the Board of Directors


                                    Martin A. Cramer
                                    Secretary



February 18, 2003
Kansas City, Missouri


                                           EXHIBIT A
                                           CURRENT INVESTMENT ADVISORY AGREEMENT


                          INVESTMENT ADVISORY AGREEMENT

     AGREEMENT, effective as of the 15th day of July 1997, between INVESTORS MARK SERIES FUND, INC., a Maryland corporation (the "Fund"), and INVESTORS MARK ADVISORS, LLC, a Delaware limited liability company (the "Adviser").

                              W I T N E S S E T H:

     WHEREAS, the Fund is engaged in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

     WHEREAS, the Fund is authorized to issue separate series, each of which offers a separate class of shares of common stock, each having its own investment objective or objectives, policies and limitations;

     WHEREAS, the Fund may currently offer shares in ten series, designated as the Balanced Portfolio, the Global Fixed Income Portfolio, the Growth & Income Portfolio, the Intermediate Fixed Income Portfolio, the International Equity Portfolio, the Large Cap Value Portfolio, the Large Cap Growth Portfolio, the Mid Cap Equity Portfolio, the Money Market Portfolio and the Small Cap Equity Portfolio ("Current Series"), and the Fund may offer shares of one or more additional series in the future;

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

     WHEREAS, the Fund desires to retain the Adviser to render investment management and administrative services to the Fund with respect to each Current Series as indicated on the signature page in the manner and on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, the parties hereto agree as follows:

1. SERVICES OF THE ADVISER.

     1.1 INVESTMENT MANAGEMENT SERVICES. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objectives, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best net price and most favorable execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with research, analysis, advice and similar services and pay such brokers and dealers in return a higher commission or spread than may be charged by other brokers or dealers.

     The Fund hereby authorizes any entity or person associated with the Adviser or any Sub-Adviser retained by Adviser pursuant to Section 7 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(iv).

     The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Fund may from time to time impose by written notice to the Adviser.

     1.2 ADMINISTRATIVE SERVICES. The Adviser shall manage the Fund's business and affairs and shall itself or through persons it causes to be made available provide such services required for effective administration of the Fund as are not provided by employees or other agents engaged by the Fund; provided, that the Adviser shall not have any obligation to provide under this Agreement, any direct or indirect services to Fund shareholders, any services related to the distribution of Fund shares, or any other services which are the subject of a separate agreement or arrangement between the Fund and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

     1.2.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to the Fund, or pay the cost of, such office space, general office equipment and office facilities as are adequate for the Fund's needs.

     1.2.2 PERSONNEL. Provide, without remuneration from or other cost to the Fund, the services of individuals competent to perform all of the Fund's executive, administrative and clerical functions which are not performed by employees or other agents engaged by the Fund or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Fund.

     1.2.3 AGENTS. Assist the Fund in selecting and coordinating the activities of the other agents engaged by the Fund, including the Fund's shareholder servicing agent, custodian, independent accountants and legal counsel.

     1.2.4 DIRECTORS AND OFFICERS. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Directors or officers of the Fund to serve in such capacities, without remuneration from or other cost to the Fund.

     1.2.5 BOOKS AND RECORDS. Assure that all financial, accounting and other records required to be maintained and preserved by the Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations.

     1.2.6 REPORTS AND FILINGS. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

     1.3 ADDITIONAL SERIES. In the event that the Fund from time to time designates one or more series in addition to the Current Series ("Additional Series"), it shall notify the Adviser in writing. If the Adviser is willing to perform services hereunder to the Additional Series, it shall so notify the Fund in writing. Thereupon, the Fund and the Adviser shall enter into an Addendum to this Agreement for the Additional Series and the Additional Series shall be subject to this Agreement.


2. EXPENSES OF THE FUND.

     2.1 EXPENSES TO BE PAID BY ADVISER. The Adviser shall pay or cause to be paid all salaries, expenses and fees of the officers, Directors and employees of the Fund who are officers, directors or employees of the Adviser or its affiliates.

     In the event that the Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

     2.2 EXPENSES TO BE PAID BY THE FUND. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Fund and the Adviser. Subject to any separate agreement or arrangement between the Fund and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include, but are not limited to:

     2.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property.

     2.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by the Fund to service shareholder accounts.

     2.3 SHAREHOLDER REPORTS. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

     2.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

     2.5 PRICING AND PORTFOLIO VALUATION. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

     2.6 COMMUNICATIONS. All charges for communication equipment or services used for communications between the Adviser or the Fund and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Fund.

     2.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Fund's legal counsel and independent accountants.

     2.8 DIRECTORS' FEES AND EXPENSES. All compensation of Directors other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Directors' services as Directors, and all other expenses of meetings of the Directors and committees of the Directors.

     2.9 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor.

     2.10 FEDERAL REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

     2.11 STATE REGISTRATION FEES. All fees and expenses of qualifying and maintaining the qualification of the Fund and of the Fund's shares for sale under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Fund or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state).

     2.12 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Directors of the Fund, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Directors.

     2.13 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

     2.14 TAXES. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

     2.15 TRADE ASSOCIATION FEES. All fees, dues and other expenses incurred in connection with the Fund's membership in any trade association or other investment organization.

     2.16 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses the Fund may incur as a result of its legal obligation to provide indemnification to its officers, Directors and agents.

3. ADVISORY FEE.

     3. 1 FEE. As compensation for all services rendered facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated at the annual rate of the average daily net assets during such month of each series of the Fund as set forth below:

          SECTION                   PORTFOLIO                                 ANNUAL ADVISORY FEE
                                                                      (AS A % OF AVERAGE DAILY NET ASSETS)
       -------------- --------------------------------------- -----------------------------------------------------
           3.1.1                     Balanced                                         .80%
           3.1.2               Global Fixed Income                                    .75%
           3.1.3                 Growth & Income                                      .80%
           3.1.4            Intermediate Fixed Income                                 .60%
           3.1.5               International Equity                                      %
           3.1.6                 Large Cap Growth                                     .80%
           3.1.7                 Large Cap Value                                      .80%
           3.1.8                  Mid Cap Equity                                      .80%
           3.1.9                   Money Market                                       .40%
          3.1.10                 Small Cap Equity                                     .95%

4. RECORDS.

     4.1 TAX TREATMENT. The Adviser shall maintain the books and records of the Fund in such a manner that treats each series as a separate entity for federal income tax purposes.

     4.2 OWNERSHIP. All records required to be maintained and preserved by the Fund pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Fund are the property of the Fund and shall be surrendered by the Adviser promptly on request by the Fund; provided, that the Adviser may at its own expense make and retain copies of any such records.

5. REPORTS TO ADVISER.

     The Fund shall furnish or otherwise make available to the Adviser such copies of the Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6. REPORTS TO THE FUND.

     The Adviser shall prepare and furnish to the Fund such reports, statistical data and other information in such form and at such intervals as the Fund may reasonably request.

7. RETENTION OF SUB-ADVISER(S).

     Subject to the Fund's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Series of the Fund. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

8. SERVICES TO OTHER CLIENTS.

     Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

9. LIMITATION OF LIABILITY OF ADVISER AND ITS PERSONNEL.

     Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Fund at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Directors of the Fund in following or declining to follow any advice or recommendation of the Adviser; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, officer or employee of the Adviser who is or was a Director or officer of the Fund against any liability of the Fund or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Fund.

10. INDEMNIFICATION.

     The Fund shall indemnify and hold harmless the Adviser, its officers and directors and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Investment Advisory Agreement relates. However, in no case (i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Investment Advisory Agreement or (ii) is the Fund to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Fund in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Adviser or such controlling persons.

     The Adviser shall indemnify and hold harmless the Fund and each of its directors and officers and each person if any who controls the Fund within the meaning of Section 15 of the 1933 Act, against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Investment Advisory Agreement. In case any action shall be brought against the Fund or any person so indemnified, in respect of which indemnity may be sought against the Adviser, the Adviser shall have the rights and duties given to the Fund, and the Fund and each person so indemnified shall have the rights and duties given to the Adviser by the provisions of subsections (i) and (ii) of this section.

11. NO PERSONAL LIABILITY OF DIRECTORS OR SHAREHOLDERS.

     This Agreement is made by the Fund on behalf of its various Current Series pursuant to authority granted by the Directors, and the obligations created hereby are not binding on any of the Directors or shareholders of the Fund individually, but bind only the property of each Current Series of the Fund.

12. EFFECT OF AGREEMENT.

     Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Declaration of Fund or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Directors of the Fund of their responsibility for and control of the conduct of the business and affairs of the Fund.

13. TERM OF AGREEMENT.

     The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through October 31, 1998. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to the Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Directors of the Fund; PROVIDED, that in either event such continuance is also approved annually either by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of either party hereto; and PROVIDED FURTHER that the Adviser shall not have notified the Fund in writing at least sixty (60) days prior to October 31, 1998, or at least sixty (60) days prior to October 31st of any year thereafter that it does not desire such continuation. The Adviser shall furnish to the Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

 14. AMENDMENT OR ASSIGNMENT OF AGREEMENT.

     Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized on behalf of the Fund (i) by resolution of the Fund's Directors, including the vote or written consent of a majority of the Fund's Directors who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. TERMINATION OF AGREEMENT.

     This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by the Fund, such action shall have been authorized (i) by resolution of the Fund's Board of Directors, including the vote or written consent of Directors of the Fund who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of a majority of the outstanding voting securities of the Fund.

16. INTERPRETATION AND DEFINITION OF TERMS.

     Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17. CAPTIONS.

     The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction.

18. EXECUTION IN COUNTERPARTS.

     This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the date and year first above written.

                    INVESTORS MARK SERIES FUND, INC. for its Balanced, Global Fixed Income, Growth & Income, Intermediate Fixed Income, International Equity, Large Cap Growth, Large Cap Value, Mid Cap Equity, Money Market and Small Cap Equity Portfolios.

                   By:/s/Stephen S. Soden
                      ----------------------------------
                      Director


                    INVESTORS MARK ADVISORS, LLC


                   By: /s/Edward S. Ritter
                       ---------------------------------
                       Vice President


                                                                       EXHIBIT B
                              FORM OF PROPOSED NEW INVESTMENT ADVISORY AGREEMENT

                               INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on __________, 2003 between INVESTORS MARK SERIES FUND, INC., a Maryland corporation (the "Company"), and INVESTORS MARK ADVISOR, LLC, a Delaware limited liability company, the "Adviser").

                                    RECITALS

     WHEREAS, the Company is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio; and

     WHEREAS, the Company desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for each series of the Company listed in Schedule A attached hereto, and to manage each of their assets.

     NOW, THEREFORE, the Company and the Adviser do mutually agree and promise as follows:

         1.       EMPLOYMENT.

     (a) The Company hereby appoints Adviser as investment adviser for each series of the Company listed on Schedule A attached hereto (each, a "Portfolio" or, collectively, the "Portfolios"), and Adviser accepts such appointment. Subject to the supervision of the Company's Board of Directors and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of each Portfolio. The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board of Directors and in compliance with such policies as the Board of Directors may from time to time establish, and in compliance with the objectives, policies, and limitations for each Portfolio set forth in such Portfolio's prospectus(es) and statement of additional information, as amended or supplemented from time to time, and applicable laws and regulations. The Adviser shall (i) provide for use by the Company, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of each Portfolio, (ii) pay the salaries and fees of all officers and directors of the Company who are "interested persons" of the Adviser as such term is defined in the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

     (b) The Adviser is authorized, with respect to any one or more Portfolios, to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (the "SEC"), and if applicable, exemptive orders or similar relief granted by the SEC, upon receipt of approval of such sub-advisers by the Company's Board of Directors and by each affected Portfolio's shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief). The Adviser shall oversee the performance of any sub-adviser engaged hereunder. However, the Adviser shall not be accountable to the Company or to any Portfolio for any loss or liability relating to specific investment decisions made solely by any sub-adviser.

     (c) The services of the Adviser to each Portfolio and the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement.

         2. ALLOCATION OF BROKERAGE.

     (a) The Adviser is authorized, subject to the supervision of the Company's Board of Directors and consistent with any policies and procedures the Board of Directors may from time to time adopt, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Company's statement of additional information.

     (b) Subject to the appropriate policies and procedures approved by the Company's Board of Directors, the Adviser may, on behalf of each Portfolio, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Company and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by a Portfolio will be reasonable in relation to the benefits to such Portfolio over the long term. In addition, subject to seeking the most favorable price and best execution available, the Adviser may also consider sales of shares of the Company as a factor in the selection of brokers and dealers. Subject to seeking the most favorable price and execution, the Board of Directors may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment; or (ii) finance activities that are primarily intended to result in the sale of the Company's shares.

     (c) When the Adviser deems the purchase or sale of a security to be in the best interest of one or more Portfolios as well as other of its clients, the Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to each affected Portfolio and its other affected clients.

     3. EXPENSES. Each Portfolio will pay all its expenses and the Portfolio's allocable share of the Company's expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by a Portfolio shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Portfolios), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1(a) above or under any other agreement. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time assume or reimburse any expense payable by a Portfolio pursuant to this Agreement.

     4. AUTHORITY OF ADVISER. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Company or any Portfolio, have authority to act for or represent the Company or any Portfolio in any way, form or manner. Any authority granted by the Company on behalf of itself or any Portfolio to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Company.

     5. COMPENSATION OF ADVISER. For the services to be furnished by the Adviser hereunder, each Portfolio listed in Schedule A shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule B of the net asset value of the Portfolio determined and payable as of the close of business on each business day. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.

         6. STANDARD OF CARE; INDEMNIFICATION.

     (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any of the Portfolios or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by any Portfolio or that any Portfolio will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

     (b) The Adviser agrees to indemnify the Company and each Portfolio with respect to any loss, liability, judgment, cost or penalty which the Company or any Portfolio may directly or indirectly suffer or incur as a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a). The Company agrees to indemnify the Adviser with respect to any loss, liability, judgment, cost or penalty which the Adviser may directly or indirectly suffer or incur in any way arising out of the performance of its duties under this Agreement, except to the extent that such loss, liability, judgment, cost or penalty was a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a).

     7. DURATION AND TERMINATION. The following shall apply with respect to the duration and termination of this Agreement:

     (a) This Agreement shall begin for each Portfolio as of the date this Agreement is first executed (provided that the Agreement is initially approved by the Company's Board of Directors and shareholder(s) as required by Section 15 of the 1940 Act) and shall continue in effect for two years. With respect to each Portfolio added by execution of an Addendum to Schedule A, the term of this Agreement for such Portfolio shall begin on the date of such execution and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect to the date two years after such execution. Thereafter, in each case, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (i) such continuation shall be specifically approved at least annually by (A) either the Company's Board of Directors or a majority of a Portfolio's outstanding voting securities, and in either case (B) a majority of the Company's Directors who are not parties to this Agreement or interested persons of any such party other than as Directors of the Company (the "Independent Directors"), cast in person at a meeting called for that purpose; and (ii) the Adviser shall not have notified a Portfolio in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to that Portfolio. Prior to voting on the renewal of this Agreement, the Company's Board of Directors may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Company's Board of Directors to evaluate the terms of this Agreement.

     (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to any Portfolio, without payment of any penalty, by affirmative vote of a majority of the Company's Board of Directors, or by vote of a majority of the outstanding voting securities of that Portfolio, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party and shall terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). No assignment shall be deemed to result from any changes in the directors, officers or employees of the Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

     8. AMENDMENT. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of each applicable Portfolio (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Portfolio if a majority of the outstanding voting securities of such Portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of any other Portfolio affected by the amendment or all Portfolios of the Company.

     9. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of ________ and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of ________, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     11. USE OF THE ADVISER'S NAME. The Company and each applicable Portfolio shall have the non-exclusive right to use the name Investors Mark Advisor, LLC only so long as the Adviser serves as the investment adviser to the Company and each Portfolio hereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

                                      INVESTORS MARK SERIES FUND, INC.


                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:

                                      INVESTORS MARK ADVISOR, LLC



                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

INTERMEDIATE FIXED INCOME PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:




                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

MID CAP EQUITY PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

MONEY MARKET PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By




   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:


                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

GLOBAL FIXED INCOME PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:


                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

SMALL CAP EQUITY PORTFOLIO


ATTEST:




INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

LARGE CAP GROWTH PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

LARGE CAP VALUE PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:


                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

GROWTH & INCOME PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:

                                   SCHEDULE A
                     (amended most recently ________, 20__)

     The Portfolios of the Company currently subject to this Agreement are as follows:


Name of Portfolio                         Date of Addition

BALANCED PORTFOLIO


ATTEST:



INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:




                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


INTERMEDIATE FIXED INCOME PORTFOLIO              .60% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


MID CAP EQUITY PORTFOLIO                        .80% of average daily net
                                                 assets of the Portfolio




ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


MONEY MARKET PORTFOLIO                          .40% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate




GLOBAL  FIXED INCOME PORTFOLIO                   .75% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:




                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


SMALL CAP EQUITY PORTFOLIO                      .95% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:





                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


LARGE CAP GROWTH PORTFOLIO                       .80% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


LARGE CAP VALUE PORTFOLIO                       .80% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC





By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Portfolio                         Annual Fee Rate


GROWTH & INCOME PORTFOLIO                       .80% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE B
                          (amended most recently              , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:





         Name of Portfolio                         Annual Fee Rate


BALANCED PORTFOLIO                              .80% of average daily net
                                                 assets of the Portfolio







ATTEST:

INVESTORS MARK SERIES FUND, INC.         INVESTORS MARK ADVISOR, LLC


By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:




                                                                       EXHIBIT C
                                  FORM OF PROPOSED NEW SUB-ADVISORY AGREEMENTS

                                                MARKED TO SHOW CHANGES FROM
                                                CURRENT SUB-ADVISORY AGREEMENT:
                                                DELETIONS IN BRACKETS; ADDITIONS
                                                UNDERLINED


                             SUB-ADVISORY AGREEMENT

         This Agreement is made between, INVESTORS MARK ADVISOR, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), KORNITZER CAPITAL MANAGEMENT, INC., a Kansas Corporation, having its principal place of business in Shawnee Mission, Kansas (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

         WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Balanced Portfolio, a sub-Fund of the Fund (referred to as a "Sub-Fund"), pursuant to the terms of an investment advisory agreement effective [July 15, 1997]
 _________, 2003, between the Fund and Advisor ("Investment Advisory
----------------
Agreement");

         WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and,

         WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Fund as more fully described below.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Fund. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Fund. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.

     Sub-Advisor, in its supervision of the investments of the Sub-Fund, will be guided by the Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated in writing by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, except as expressly provided herein or except as otherwise authorized, shall have no authority to act for or represent the Fund or the Sub-Fund in any way or otherwise be deemed an agent of the Fund or the Sub-Fund.

     The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Fund or any other portfolio or series of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments that the Sub-Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting [; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Sub-Fund under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Fund's Registration Statement.] The Sub-Advisor shall have no responsibility for
                              ------------------------------------------------
     custody or safekeeping  of assets, voting of proxies or giving consents,
     -------------------------------------------------------------------------
      or taking similar actions with respect to any portfolio securities of the
     --------------------------------------------------------------------------
     Sub-Fund.
     ---------

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Fund by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, transfer fees, custodian fees,
                                             -----------------------------------
     underwriting, commissions, interest and other charges, if any) purchased or
     -------------              --------                                      --
     sold for the Sub-Fund.
     ----

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and the Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty: (a) by the Advisor on sixty (60) days written notice to the Sub-Advisor; (b) by the Fund either by a vote of a majority of the Board of Directors of the Fund or by a vote of the majority of the outstanding shares of beneficial interest of the Sub-Fund, in either case
                                                                  --------------
     upon  sixty  (60) days  written  notice to the  Sub-Advisor;  or (c) by the
     ------------------------------------------------------------
     Sub-Advisor on sixty (60) days written notice to the Advisor.

         This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

         This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that the Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, as they relate to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with the diversification requirements of Section 817(h)
                          ---------------------------------------
     and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.


6. Standard of Care and Indemnification. In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Fund as set forth in the current Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all
                                         -----------------------
     material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or the shareholders of the Sub-Fund to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act (any and all
                                                      -------------
     such persons shall be referred to as an "Indemnified Party"), against
     ------------------------------------------------------------
     any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement. [In case any action shall be brought against the Advisor or any person so indemnified, in respect of which indemnity may be sought against Sub-Advisor, the Sub-Advisor shall have the rights and duties given to the Advisor, and the Advisor and each person so indemnified shall have the rights and duties given to the Sub-Advisor by the provisions of subsections (a) and (b) of this section.]

     However, in no case: (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (c) will either party be
                      ----------------------------
     obligated to pay any amount in settlement unless that party shall have
     ----------------------------------------------------------------------
     consented to such settlement, which consent shall not be unreasonably
     ----------------------------------------------------------------------
     withheld.
     --------

7. Portfolio Transactions Brokerage. Investment decisions for the Sub-Fund shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Sub-Fund and/or another investment company or account, the transaction may be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Sub-Fund or the size of the position obtained or sold by the Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution if and when the
                                                                 ---------------
     Sub-Advisor,  in its sole discretion believes it appropriate.  The Fund and
     ---------------------------------------------------------------------------
     Advisor  recognize that the  Sub-Advisor  may not always be able to take or
     ---------------------------------------------------------------------------
     liquidate investment positions in the same security at the same time at the
     ---------------------------------------------------------------------------
     same price for all its clients.  The Fund and Advisor also  recognize  that
     ---------------------------------------------------------------------------
     the Sub-Advisor may at times cause clients to take positions that differ in
     ---------------------------------------------------------------------------
     the same investment.
     --------------------

     Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Fund with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Fund. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Fund and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed either in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

10. Registration as an Investment Advisor. Advisor and Sub-Advisor each hereby [acknowledges] represents and warrants to the other that it is registered
                    ------------------------------------
     as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.


         Witness the due execution hereof this [11th day of November, 1997]


_____ day of ________________, 2003.
-------------------------------------


Attest:                                 INVESTORS MARK ADVISOR, LLC


__________________________          By:______________________________________


Attest:                                 KORNITZER CAPITAL MANAGEMENT, INC.


__________________________          By:______________________________________



Attest                                  INVESTORS MARK SERIES FUND, INC.


__________________________          By:______________________________________




                                    Exhibit A
                                      Fees



Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for the Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as shown below; determined in accordance with the Fund's "price make-up" sheet; [payable monthly or at such other interval as may be agreed to by the parties] and will be payable monthly in arrears within 15
                             -------------------------------------------------
days of the month end.
----------------------


The daily fee will be calculated as follows:


                                   .01*(X/100)
                               (----------) * ADB
                                        Y


Where:

1. X is forty (40) for the first $40,000,000 of Balanced Sub-Fund average daily total net assets;

2. X is thirty-five (35) for Balanced Sub-Fund average daily total net assets greater than $40,000,000;

3.   Y is 365, except in leap years when it is 366; and,

4.   ADB is the average daily total net assets of the Sub-Fund.


This compensation will not be due or payable until the earlier of:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves [a daily balance] total assets of at least
                                             ------------
$20,000,000.00.




                                                MARKED TO SHOW CHANGES FROM
                                                CURRENT SUB-ADVISORY AGREEMENT:
                                                DELETIONS IN BRACKETS; ADDITIONS
                                                UNDERLINED




                             SUB-ADVISORY AGREEMENT

         This Agreement is made between, INVESTORS MARK ADVISOR, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), LORD, ABBETT & CO. LLC, having its principal place of business in New York, New York (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

         WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Growth & Income Portfolio, a sub-Fund of the Fund (referred to as a "Sub-Fund"), pursuant to the terms of an investment advisory agreement effective [as of July 15, 1997] ____________, 2003, between the Fund and Advisor ("Investment Advisory Agreement");
-------------------

         WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and,

         WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Fund as more fully described below.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Fund. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Fund. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.

     Sub-Advisor, in its supervision of the investments of the Sub-Fund, will be guided by the Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated in writing by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, except as expressly provided herein or except as otherwise authorized, shall have no authority to act for or represent the Fund or the Sub-Fund in any way or otherwise be deemed an agent of the Fund or the Sub-Fund.

     The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Fund or any other portfolio or series of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments that the Sub-Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting [; provided, however, that Sub-Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Sub-Fund under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Fund's Registration Statement.] The Sub-Advisor shall have no responsibility for custody or safekeeping of assets, voting of proxies or giving consents,
     ---------------------------------------------------------------------------
     or taking similar actions with respect to any portfolio securities of the
     ---------------------------------------------------------------------------
     Sub-Fund.
     ----------

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Fund by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage [fees], transfer fees, custodian fees, underwriting, commissions, interest and other charges, if any) purchased or sold for the Sub-Fund.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and the Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty: (a) by the Advisor on sixty (60) days written notice to the Sub-Advisor; (b) by the Fund either by a vote of a majority of the Board of Directors of the Fund or by a vote of the majority of the outstanding shares of beneficial interest of the Sub-Fund, in either case
                                                                 ---------------
     upon  sixty  (60) days  written  notice to the  Sub-Advisor;  or (c) by the
     ------------------------------------------------------------
     Sub-Advisor on sixty (60) days written notice to the Advisor.

         This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

         This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that the Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, as they relate to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with the diversification requirements of Section 817(h)
                          ---------------------------------------
     and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Standard of Care and Indemnification. In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Fund as set forth in the current Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all
                                         -----------------------
     material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or the shareholders of the Sub-Fund to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act (any and all
                                                      -------------
     such persons shall be referred to as an "Indemnified Party"), against
     ------------------------------------------------------------
     any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

     However, in no case: (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (c) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

7. Portfolio Transactions Brokerage. Investment decisions for the Sub-Fund
                              ---------
     shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Sub-Fund and/or another investment company or account, the transaction [will] may be averaged as to
                                                           ---
     price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Sub-Fund or the size of the position obtained or sold by the Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution if and when the
                                                                 ---------------
     Sub-Advisor,  in its sole discretion believes it appropriate.  The Fund and
     ---------------------------------------------------------------------------
     Advisor  recognize that the  Sub-Advisor  may not always be able to take or
     ---------------------------------------------------------------------------
     liquidate investment positions in the same security at the same time at the
     ---------------------------------------------------------------------------
     same price for all its clients.  The Fund and Advisor also  recognize  that
     ---------------------------------------------------------------------------
     the Sub-Advisor may at times cause clients to take positions that differ in
     ---------------------------------------------------------------------------
     the same investment.
     --------------------

     Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Fund with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Fund. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Fund and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed either in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.


10. Registration as an Investment Advisor. Advisor and Sub-Advisor each hereby [acknowledges] represents and warrants to the other that it is registered
                    -------------------------------------
     as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.



         Witness the due execution hereof this [29th day of September, 1997] _____ day of ________________, 2003.
-------------------------------------


Attest:                                INVESTORS MARK ADVISOR, LLC


__________________________          By:______________________________________


Attest:                                LORD, ABBETT & CO. LLC




__________________________          By:______________________________________






Attest                                 INVESTORS MARK SERIES FUND, INC.


__________________________          By:______________________________________




                                    Exhibit A
                                      Fees



Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for the [Growth & Income] Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as shown below; determined in accordance with the Fund's "price make-up" sheet; [payable monthly or at such other interval as may be agreed to by the parties] and will be payable monthly
                                                   -----------------------------
in arrears within 15 days of the month end.
------------------------------------------


The daily fee will be calculated as follows:


                                   .01*(X/100)
                               (----------) * ADB
                                        Y

Where:


1. X is forty-five (45) for the first $40,000,000 of Growth & Income Sub-Fund average daily total net assets;

2. X is forty (40) for Growth & Income Sub-Fund average daily total net assets greater than $40,000,000;

3.   Y is 365, except in leap years when it is 366; and,

4.   ADB is the average daily total net assets of the Sub-Fund.


This compensation will not be due or payable until the earlier of:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves total assets of at least $20,000,000.00.






                                                MARKED TO SHOW CHANGES FROM
                                                CURRENT SUB-ADVISORY AGREEMENT:
                                                DELETIONS IN BRACKETS; ADDITIONS
                                                UNDERLINED



                             SUB-ADVISORY AGREEMENT

         This Agreement is made between, INVESTORS MARK ADVISOR, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), Standish Mellon Asset Management Company LLC, a Delaware limited liability company, having its principal place of business in Boston, Massachusetts (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

         WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Intermediate Fixed Income Portfolio, Mid Cap Equity Portfolio, Global Fixed Income Portfolio and Money Market Portfolio, each being a sub-Fund of the Fund (referred to individually as a "Sub-Fund" and collectively as the "Sub-Funds"), pursuant to the terms of an investment advisory agreement effective [July 15, 1997] ____________, 2003, between the Fund and Advisor ("Investment
     --------------------
Advisory Agreement");

         WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

         WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Funds as more fully described below;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Funds. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Funds. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.

     Sub-Advisor, in its supervision of the investments of the Sub-Funds, will be guided by the relevant Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated in writing by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, except as expressly provided herein or except as otherwise authorized, shall have no authority to act for or represent the Fund or any Sub-Fund in any way or otherwise be deemed an agent of the Fund or any Sub-Fund.

     The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Funds or any other portfolio or series of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Sub-Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting. The Sub-Advisor shall have no responsibility for custody or safekeeping of assets, voting of proxies or giving consents, or taking similar actions with respect to any portfolio securities of the Sub-Funds.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Funds by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, transfer fees, custodian fees, underwriting, commissions, interest and other charges, if any) purchased or sold for the Sub-Funds.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and each Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the relevant Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty: (a) by the Advisor on sixty (60) days written notice to the Sub-Advisor; (b) by the Fund either by a vote of a majority of the Board of Directors of the Fund or by a vote of the majority of the outstanding shares of beneficial interest of the Sub-Fund, in either case upon sixty (60) days written notice to the Sub-Advisor; or (c) by the Sub-Advisor on sixty (60) days written notice to the Advisor.

         This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

         This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that each Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, as they relate to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with the diversification requirements of Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Standard of Care and Indemnification. In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Funds as set forth in the current Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Funds in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or the shareholders of the Sub-Funds to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act (any and all such persons shall be referred to as an "Indemnified Party"), against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

     However, in no case: (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (c) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

7. Portfolio Transactions Brokerage. Investment decisions for the Sub-Funds shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Funds and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Sub-Fund and/or another investment company or account, the transaction may be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Sub-Fund or the size of the position obtained or sold by a Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution if and when the Sub-Advisor, in its sole discretion believes it appropriate. The Fund and Advisor recognize that the Sub-Advisor may not always be able to take or liquidate investment positions in the same security at the same time at the same price for all its clients. The Fund and Advisor also recognize that the Sub-Advisor may at times cause clients to take positions that differ in the same investment.

     Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Funds with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Funds. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Funds and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Funds to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Funds in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed either in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

10. Registration as an Investment Advisor. Advisor and Sub-Advisor each hereby represents and warrants to the other that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.


         Witness the due execution hereof this [11th day of December, 2001] _____ day of ________________, 2003.
-------------------------------------






Attest:                             INVESTORS MARK ADVISOR, LLC


__________________________       By:______________________________________


Attest:                             STANDISH MELLON ASSET MANAGEMENT COMPANY LLC


__________________________       By:______________________________________



Attest                              INVESTORS MARK SERIES FUND, INC.


__________________________       By:______________________________________




                                    Exhibit A
                                      Fees



Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for each Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as shown below; determined in accordance with the Fund's "price make-up" sheet; and will be payable monthly in arrears within 15 days of the month end.



The daily fee will be calculated as follows:


                                   .01*(X/100)
                               (----------) * ADB
                                        Y




Where:

1. X is thirty-five (35) for the Mid Cap Equity Sub-Fund;

2. X is twenty (20) for the Intermediate Fixed Income Sub-Fund;

3. X is thirty-five (35) for the Global Fixed Income Sub-Fund;

4. X is fifteen (15) for the Money Market Sub-Fund;

5. Y is 365, except in leap years when it is 366; and,

6. ADB is the average daily total net assets of the Sub-Fund.

This compensation will not be due or payable until the earlier of:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves total assets of at least $20,000,000.00.


                                                MARKED TO SHOW CHANGES FROM
                                                CURRENT SUB-ADVISORY AGREEMENT:
                                                DELETIONS IN BRACKETS; ADDITIONS
                                                UNDERLINED




                             SUB-ADVISORY AGREEMENT

         This Agreement is made between, INVESTORS MARK ADVISOR, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), Stein Roe & Farnham Incorporated, having its principal place of business in Chicago, Illinois (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

         WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Small Cap Equity Portfolio and Large Cap Growth Portfolio, each being a sub-Fund of the Fund (referred to individually as a "Sub-Fund" and collectively as the "Sub-Funds"), pursuant to the terms of an investment advisory agreement effective [July 15, 1997] ____________, 2003, between the Fund and Advisor
                         -------------------
("Investment Advisory  Agreement");


         WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and

         WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Funds as more fully described below;

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Funds. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Funds. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.


     Sub-Advisor, in its supervision of the investments of the Sub-Funds, will be guided by the relevant Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated in writing by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

     Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, except as expressly provided herein or except as otherwise authorized, shall have no authority to act for or represent the Fund or any Sub-Fund in any way or otherwise be deemed an agent of the Fund or any Sub-Fund.

     The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Funds or any other portfolio or series of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Sub-Funds are eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting [; provided, however, that Sub- Advisor agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Sub-Funds under this Agreement and provided that all such activities are in conformity with all applicable provisions of the Fund's Registration Statement.] The Sub-Advisor shall have no
                                     ------------------------------
     responsibility for custody or safekeeping of assets, voting of proxies
     ----------------------------------------------------------------------
     or giving consents, or taking similar actions with respect to any
     ------------------------------------------------------------------
     portfolio securities of the Sub-Funds.
     --------------------------------------


2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Funds by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, transfer fees, custodian fees,
                                       -----------------------------------
     underwriting, commissions, interest and other charges, if any) purchased or
     -------------              --------                                     ---
     sold for the Sub-Funds.
     ----

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and each Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the relevant Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty: (a) by the Advisor on sixty (60) days written notice to the Sub-Advisor; (b) by the Fund either by a vote of a majority
                                         ----------------------------
     of the Board of  Directors  of the Fund or by a vote of the majority of the
                                             --
     outstanding shares of beneficial  interest of the Sub-Fund,  in either case
                                                                  --------------
     upon  sixty  (60) days  written  notice to the  Sub-Advisor;  or (c) by the
     -----------------------------------------------------------
     Sub-Advisor on sixty (60) days written notice to the Advisor.

         This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

         This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.


5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that each Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, as they relate to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with the diversification requirements of Section 817(h)
                          ---------------------------------------
     and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Standard of Care and Indemnification. In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Funds as set forth in the current Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Funds in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or the shareholders of the Sub-Funds to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

     The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"),
                       -----------------------------------------------------
     against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

     The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act (any and all such persons shall be referred to as an "Indemnified Party"), against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement. [In case any action shall be brought against the Advisor or any person so indemnified, in respect of which indemnity may be sought against Sub-Advisor, the Sub-Advisor shall have the rights and duties given to the Advisor, and the Advisor and each person so indemnified shall have the rights and duties given to the Sub-Advisor by the provisions of subsections
     (a) and (b) of this section.]

     However, in no case: (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; [or] (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (c) will either party be
                      -----------------------------
     obligated to pay any amount in settlement unless that party shall have
     -----------------------------------------------------------------------
     consented to such settlement, which consent shall not be unreasonably
     ------------------------------------------------------------------------
     withheld.
     ---------

7. Portfolio Transactions Brokerage. Investment decisions for the Sub-Funds
                              ---------
     shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Funds and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of a Sub-Fund and/or another investment company or account, the transaction may be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Sub-Fund or the size of the position obtained or sold by a Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Funds with those to be sold or purchased for other investment companies or accounts in order to obtain best execution if and when the
                                                             ---------------
     Sub-Advisor,  in its sole discretion believes it appropriate.  The Fund and
     ---------------------------------------------------------------------------
     Advisor  recognize that the  Sub-Advisor  may not always be able to take or
     ---------------------------------------------------------------------------
     liquidate investment positions in the same security at the same time at the
     ---------------------------------------------------------------------------
     same price for all its clients.  The Fund and Advisor also  recognize  that
     ---------------------------------------------------------------------------
     the Sub-Advisor may at times cause clients to take positions that differ in
     ---------------------------------------------------------------------------
     the same investment.
     --------------------

     Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Funds with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Funds. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Funds and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Funds to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Funds in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed either in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

10. Registration as an Investment Advisor. Advisor and Sub-Advisor each hereby [acknowledges] represents and warrants to the other that it is registered
                    ------------------------------------
     as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

         Witness the due execution hereof this [12th day of October, 2001] _____ day of ________________, 2003.
--------------------------------------


Attest:                                INVESTORS MARK ADVISOR, LLC





__________________________          By:______________________________________


Attest:                                STEIN ROE & FARNHAM INCORPORATED


__________________________          By:______________________________________



Attest                                 INVESTORS MARK SERIES FUND, INC.


__________________________          By:______________________________________




                                    Exhibit A
                                      Fees



Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for each Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as shown below; determined in accordance with the Fund's "price make-up" sheet; [payable monthly or at such other interval as may be agreed to by the parties] and will be payable monthly in arrears within 15
                             -------------------------------------------------
days of the month end.
-----------------------



The daily fee will be calculated as follows:


                                   .01*(X/100)
                               (----------) * ADB
                                        Y



Where:

1. X is fifty-five (55) for the Small Cap Equity Sub-Fund;

2. X is forty-five (45) for the Large Cap Growth Sub-Fund;

3. Y is 365, except in leap years when it is 366; and,

4. ADB is the average daily total net assets of the Sub-Fund.



This compensation will not be due or payable until the earlier of:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves [a daily balance] total assets of at least
                                             -------------
     $20,000,000.00.


                                                MARKED TO SHOW CHANGES FROM
                                                CURRENT SUB-ADVISORY AGREEMENT:
                                                DELETIONS IN BRACKETS; ADDITIONS
                                                UNDERLINED




                             SUB-ADVISORY AGREEMENT

This Agreement is made between, INVESTORS MARK ADVISOR, LLC, a Delaware limited liability company, having its principal place of business in Kansas City, Missouri (hereinafter referred to as the "Advisor"), DAVID L. BABSON & COMPANY INC., a Massachusetts corporation, having its principal place of business in Cambridge, Massachusetts (hereinafter referred to as the "Sub-Advisor") and INVESTORS MARK SERIES FUND, INC., a Maryland corporation (hereinafter referred to as the "Fund").

WHEREAS, the Fund, an open-end diversified management investment company, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"), that is registered as such with the Securities and Exchange Commission, has appointed Advisor as investment advisor for and to the Large Cap Value Portfolio, a sub-Fund of the Fund (referred to as a "Sub-Fund"), pursuant to the terms of an investment advisory agreement effective [July 15, 1997] ____________, ___, 2003,
                                                        ------------------------
between the Fund and Advisor ("Investment Advisory Agreement");

WHEREAS, Sub-Advisor is engaged in the business of rendering investment management services; and,


WHEREAS, Advisor desires to retain Sub-Advisor to provide certain investment management services for the Sub-Fund as more fully described below.

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Retention of Sub-Advisor. Advisor hereby retains Sub-Advisor to assist Advisor in its capacity as investment advisor for the Sub-Fund. Subject to the oversight and review of Advisor and the Board of Directors of the Fund, Sub-Advisor shall manage the investment and reinvestment of the assets of the Sub-Fund. Sub-Advisor will determine in its discretion, subject to the general oversight and review of Advisor, the investments to be purchased or sold, will provide Advisor with records concerning its activities which Advisor or the Fund is required to maintain and will render regular reports to Advisor and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities.

Sub-Advisor, in its supervision of the investments of the Sub-Fund, will be guided by the Sub-Fund's investment objectives and policies and the provisions and restrictions contained in the Articles of Incorporation and Bylaws of the Fund and as set forth in the Registration Statement and exhibits as may be on file with the Securities and Exchange Commission, all as communicated in writing by Advisor to Sub-Advisor. Advisor hereby undertakes to provide Sub-Advisor with copies of such Articles of Incorporation and Bylaws and Registration Statement and exhibits as well as any amendments as the same become available from time to time.

Sub-Advisor shall be deemed to be an independent contractor under this Agreement and, except as expressly provided herein or except as otherwise authorized, shall have no authority to act for or represent the Fund or the Sub-Fund in any way or otherwise be deemed an agent of the Fund or the Sub-Fund.

The services furnished by Sub-Advisor hereunder are deemed not to be exclusive, and nothing in this Agreement shall (a) prevent Sub-Advisor or any affiliated person (as defined in the Act) of Sub-Advisor from acting as investment advisor or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Sub-Fund or any other portfolio or series of the Fund, or (b) limit or restrict Sub-Advisor or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments that the Sub-Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting. The Sub-Advisor shall have no responsibility for custody or safekeeping of assets, voting of proxies or giving consents, or taking similar actions with respect to any portfolio securities of the Sub-Fund.

2. Fee. Advisor shall pay to Sub-Advisor, for all services rendered to the Sub-Fund by Sub-Advisor hereunder, the sub-advisory fees set forth in Exhibit A attached hereto. During the term of this Agreement, Sub-Advisor will bear all expenses incurred by it in the performance of its duties hereunder, other than the cost of securities, commodities and other investments (including brokerage, transfer fees, custodian fees, underwriting, commissions, interest and other charges, if any) purchased or sold for the Sub-Fund.

3. Term. The term of this Agreement shall begin on the date of its execution and shall remain in effect for two years from that date and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof, if such continuation is specifically approved at least annually in the manner required by the Act. This Agreement shall be submitted to the shareholders of the Fund and the Sub-Fund for approval and shall automatically terminate if not approved by a majority of the shares of the Sub-Fund.

4. Termination. This Agreement may be terminated at any time without the payment of any penalty: (a) by the Advisor on sixty (60) days written notice to the Sub-Advisor; (b) by the Fund either by a vote of a majority of the Board of Directors of the Fund or by a vote of the majority of the outstanding shares of beneficial interest of the Sub-Fund, in either case upon sixty (60) days written notice to the Sub-Advisor; or (c) by the Sub-Advisor on sixty (60) days written notice to the Advisor.

This Agreement will terminate automatically in the event of the termination of the Investment Advisory Agreement.

This Agreement shall automatically terminate in the event of its assignment. The Sub-Advisor may employ or contract with any other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out its obligations and duties under this Agreement.

5. Sub-Advisor's Representations. Sub-Advisor represents and warrants that the Sub-Fund will at all times be invested in such a manner as to ensure compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended, and Treasury Regulations, Section 1.817.5, as they relate to the diversification requirements for variable annuity endowment, or life insurance contracts and any amendments or other modifications to such Section or Regulation. Sub-Advisor will be relieved of this obligation and shall be held harmless when direction from the Advisor or Directors causes non-compliance with the diversification requirements of Section 817(h) and/or Regulation Section 1.817-5. Sub-Advisor agrees to provide quarterly reports to Advisor, executed by a duly authorized officer of Sub-Advisor, within seven (7) business days of the close of each calendar quarter certifying as to compliance with said Section or Regulations. In addition to the quarterly reports, Advisor may request and Sub-Advisor agrees to provide Section 817 diversification compliance reports at more frequent intervals, as reasonably requested by Advisor.

6. Standard of Care and Indemnification. In the performance of its duties, the Sub-Advisor will comply with the stated investment objectives, policies and restrictions of the Sub-Fund as set forth in the current Prospectus and Statement of Additional Information provided to Sub-Advisor and will in all material respects act in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder. The Sub-Advisor shall exercise its best judgment and shall act in good faith in rendering its services pursuant to this Agreement. The Sub-Advisor shall not be liable for any error of judgment or for any loss suffered by the Sub-Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Advisor, the Fund or the shareholders of the Sub-Fund to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

The Advisor shall indemnify and hold harmless the Sub-Advisor, its officers and directors and each person, if any, who controls the Sub-Advisor within the meaning of Section 15 of the Securities Act of 1933 ("1933 Act") (any and all such persons shall be referred to as an "Indemnified Party"), against loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Agreement relates.

The Sub-Advisor shall indemnify and hold harmless the Advisor and each of its directors and officers and each person if any who controls the Advisor within the meaning of Section 15 of the 1933 Act (any and all such persons shall be referred to as an "Indemnified Party"), against any loss, liability, claim, damage or expense described in the foregoing indemnity, but only with respect to the Sub-Advisor's willful misfeasance, bad faith or gross negligence in the performance of its duties under the Sub-Advisory Agreement.

However, in no case: (a) are these indemnifications deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; (b) is the Advisor or Sub-Advisor to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Advisor or Sub-Advisor in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Advisor or Sub-Advisor or their controlling persons; or, (c) will either party be obligated to pay any amount in settlement unless that party shall have consented to such settlement, which consent shall not be unreasonably withheld.

7. Portfolio Transactions Brokerage. Investment decisions for the Sub-Fund shall be made by Sub-Advisor independently from those for any other investment companies and accounts advised or managed by Sub-Advisor. The Sub-Fund and such investment companies and accounts may, however, invest in the same securities. When a purchase or sale of the same security is made at substantially the same time on behalf of the Sub-Fund and/or another investment company or account, the transaction may be averaged as to price, and available investments allocated as to amount, in a manner which Sub-Advisor believes to be equitable to the Sub-Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Sub-Fund or the size of the position obtained or sold by the Sub-Fund. To the extent permitted by law, Sub-Advisor may aggregate the securities to be sold or purchased for the Sub-Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution if and when the Sub-Advisor, in its sole discretion believes it appropriate. The Fund and Advisor recognize that the Sub-Advisor may not always be able to take or liquidate investment positions in the same security at the same time at the same price for all its clients. The Fund and Advisor also recognize that the Sub-Advisor may at times cause clients to take positions that differ in the same investment.

Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the accounts of the Sub-Fund with broker-dealers selected by the Sub-Advisor. In executing portfolio transactions and selecting broker-dealers, the Sub-Advisor will use its best efforts to seek best execution on behalf of the Sub-Fund. In assessing the best execution available for any transaction, the Sub-Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisor may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Sub-Fund and/or other accounts over which the Sub-Advisor or an affiliate of the Sub-Advisor (to the extent permitted by law) exercises investment discretion. The Sub-Advisor is authorized to cause the Sub-Fund to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Sub-Fund in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed either in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

8. Amendment. This Agreement may be amended at any time by agreement of the parties, provided that the amendment shall be approved in the manner required by the Act.

9. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Missouri.

10. Registration as an Investment Advisor. Advisor and Sub-Advisor each hereby represents and warrants to the other that it is registered as an investment advisor under the Investment Advisers Act of 1940, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

         Witness the due execution hereof this [6th day of November, 1997] _____ day of ________________, 2003.
------------------------------------




Attest:                                 INVESTORS MARK ADVISOR, LLC


__________________________          By:______________________________________


Attest:                                 DAVID L. BABSON & COMPANY INC.


__________________________          By:______________________________________



Attest                                  INVESTORS MARK SERIES FUND, INC.


__________________________          By:______________________________________



                                    Exhibit A
                                      Fees



     Advisor will pay Sub-Advisor, as compensation for the Sub-Advisor's investment management services provided for the Sub-Fund, the annual fee (denominated in "basis points" which are one-hundredths of one percent) specified below. This fee will be: computed daily as shown below; determined in accordance with the Fund's "price make-up" sheet; and will be payable monthly in arrears within 15 days of the month end.



The daily fee will be calculated as follows:



                                   .01*(X/100)
                               (----------) * ADB
                                        Y


Where:

1. X is forty-five (45) for the first $40,000,000 of Large Cap Value Sub-Fund average daily total net assets;

2. X is forty (40) for Large Cap Value Sub-Fund average daily total net assets greater than $40,000,000;

3.   Y is 365, except in leap years when it is 366; and,

4.   ADB is the average daily total net assets of the Sub-Fund.


This compensation will not be due or payable until the earlier of:

1. the expiration of 180 days from the date that the first insurance product is sold that results in funds being deposited in the Fund; or,

2.   the Sub-Fund achieves total assets of at least $20,000,000.00.






PORTFOLIO NAME PRINTS HERE              INVESTORS MARK SERIES FUND, INC.
                          SPECIAL MEETING OF SHAREHOLDERS MARCH 28, 2003


The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution and revocation to vote all shares of the above-referenced fund that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 2:00 p.m., Central Time on March 28, 2003, upon such business as may properly be brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE INVESTORS MARK SERIES FUND, INC. IF THIS PROXY IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL PROPOSALS. IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY.

The Board of Directors recommends that you vote in favor of all Proposals.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.




                                         Date:
                                              ---------------------



                                      ------------------------------------
                                      Name of Shareholder

                                      ------------------------------------
                                      Name and Title of Authorized Officer

                                      ------------------------------------
                                      Signature of Authorized Officer

FOR ALL PORTFOLIOS:
-------------------

                                                FOR      WITHHOLD      FOR ALL
                                                ALL      ALL           EXCEPT



1. To elect eight Directors for the
   Fund to serve until their                 [    ]      [    ]       [    ]
   successors are duly elected and
   qualified or until their earlier
   resignation or removal:

   (01) T. Geron Bell,     (03) Sandra J. Hale,   (05) William H. Russell,   (07) James Seward,
   (02) Norse N. Blazzard, (04) Ronald James,     (06) H. David Rybolt,      (08) Jay H. Wein



------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE(S), MARK THE BOX "FOR ALL
EXCEPT" AND WRITE THAT NOMINEE(S)
NUMBER(S) ON THE LINE ABOVE.

                                                           FOR        AGAINST       ABSTAIN

2.  To approve a New Investment Advisory Agreement         [    ]       [    ]       [    ]
    between the Fund on behalf of each Portfolio
    and Investors Mark Advisor, LLC;

FOR THE SMALL CAP EQUITY PORTFOLIO AND LARGE CAP GROWTH
PORTFOLIO ONLY:
--------------------------------------------------------

3a.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Stein Roe &
      Farnham, Incorporated;


FOR THE MONEY MARKET PORTFOLIO, INTERMEDIATE FIXED INCOME PORTFOLIO, MID CAP
EQUITY PORTFOLIO AND GLOBAL FIXED INCOME PORTFOLIO ONLY:
------------------------------------------------------------

3b.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Standish Mellon
      Asset Management Company LLC


FOR THE GROWTH & INCOME PORTFOLIO ONLY:
----------------------------------------------

3c.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Lord,
      Abbett & Co. LLC


FOR THE BALANCED PORTFOLIO ONLY:
--------------------------------

3d.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Kornitzer
      Capital Management, Inc.


FOR THE LARGE CAP VALUE PORTFOLIO ONLY:
---------------------------------------

3e.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and David L.
      Babson & Company Inc.

FOR ALL PORTFOLIOS:

4.  To transact such other business as may properly come before the Special
    Meeting and any adjournments thereof.

                    PLEASE SIGN ON THE REVERSE SIDE.





INSURANCE NAME PRINTS HERE

PORTFOLIO NAME PRINTS HERE                      INVESTORS MARK SERIES FUND, INC.
                                  SPECIAL MEETING OF SHAREHOLDERS MARCH 28, 2003


The undersigned  hereby instructs the  above-referenced  insurance  company (the
"Company") to vote all shares of the above-referenced Portfolio of Investors Mark Series Fund, Inc. (the "Fund") represented by units held by the undersigned at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 2:00 p.m., Central Time on March 28, 2003, upon such business as may properly be brought before the Meeting.

INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE INVESTORS MARK SERIES FUND, INC. IF THIS INSTRUCTION CARD IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL PROPOSALS. IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY.

The Board of Directors recommends that you vote in favor of all Proposals.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.



                                  Date:
                                        ------------------------

                             You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.


                             ----------------------------------------------
                             Signature(s) (Please sign in box)


NOTE: Please sign exactly as your name(s) appears at left. If signing for estates, trusts or corporations, title or capacity should be stated.
Joint owners should each sign.


FOR ALL PORTFOLIOS:
-------------------

                                                FOR      WITHHOLD      FOR ALL
                                                ALL      ALL           EXCEPT



1. To elect eight Directors for the
   Fund to serve until their                 [    ]      [    ]       [    ]
   successors are duly elected and
   qualified or until their earlier
   resignation or removal:

   (01) T. Geron Bell,     (03) Sandra J. Hale,   (05) William H. Russell,   (07) James Seward,
   (02) Norse N. Blazzard, (04) Ronald James,     (06) H. David Rybolt,      (08) Jay H. Wein



------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY TO VOTE FOR AN INDIVIDUAL
NOMINEE(S), MARK THE BOX "FOR ALL
EXCEPT" AND WRITE THAT NOMINEE(S)
NUMBER(S) ON THE LINE ABOVE.



                                                           FOR        AGAINST       ABSTAIN

2.  To approve a New Investment Advisory Agreement         [    ]       [    ]       [    ]
    between the Fund on behalf of each Portfolio
    and Investors Mark Advisor, LLC;

FOR THE SMALL CAP EQUITY PORTFOLIO AND LARGE CAP GROWTH
PORTFOLIO ONLY:
--------------------------------------------------------

3a.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Stein Roe &
      Farnham, Incorporated;


FOR THE MONEY MARKET PORTFOLIO, INTERMEDIATE FIXED INCOME PORTFOLIO, MID CAP
EQUITY PORTFOLIO AND GLOBAL FIXED INCOME PORTFOLIO ONLY:
------------------------------------------------------------

3b.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Standish Mellon
      Asset Management Company LLC


FOR THE GROWTH & INCOME PORTFOLIO ONLY:
----------------------------------------------

3c.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Lord,
      Abbett & Co. LLC


FOR THE BALANCED PORTFOLIO ONLY:
--------------------------------

3d.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and Kornitzer
      Capital Management, Inc.


FOR THE LARGE CAP VALUE PORTFOLIO ONLY:
---------------------------------------

3e.   To approve a New Sub-Advisory Agreement between      [    ]       [    ]       [    ]
      Investors Mark Advisor, LLC and David L.
      Babson & Company Inc.


FOR ALL PORTFOLIOS:

4.  To transact such other business as may properly come before the Special
    Meeting and any adjournments thereof.




                    PLEASE SIGN ON THE REVERSE SIDE.